    As filed with the Securities and Exchange Commission on December 29, 2000



                                                               File No. 811-8630
                                                       Registration No. 33-81712
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                -------------

                                  FORM N-1A

            REGITRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]

                          Pre-Effective Amendment No.                   [ ]



                        Post-Effective Amendment No. 11                 [x]



                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [x]



                        Post-Effective Amendment No. 11                 [x]



                            ------------------------
                       *MUTUAL FUND VARIABLE ANNUITY TRUST
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                     1211 Avenue of the Americas, 41st Floor
                            New York, New York 10036
                           -------------------------
              (Address of Principal Executive Office)  (Zip Code)

      Registrant's Telephone Number, including Area Code:  (212) 426-1600

                                            Copy to:
George Martinez, Esq.                       Peter Eldridge, Esq.                Gary S. Schpero, Esq.
Mutual Fund Variable Annuity Trust          Chase Manhattan Bank                Simpson Thacher & Bartlett
125 West 55th Street                        270 Park Avenue                     425 Lexington Avenue
New York, New York  10019                   New York, New York 10017            New York, New York 10017

- - - --------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:


         [X]     Immediately upon filing pursuant to        [ ]     on (         ) pursuant to
                 paragraph (b)                                      paragraph (b)
         [ ]     60 days after filing pursuant to           [ ]     on (             ) pursuant to
                 paragraph (a)(1)                                   paragraph (a)(1)
         [ ]     75 days after filing pursuant to           [ ]     on (          ) pursuant to
                 paragraph (a)(2)                                   paragraph (a)(2) rule 485.


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                -------------



The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994. The Registrant filed a Rule 24f-2 Notice on November 27, 2000.



                                        This Filing Consists of _____ Pages.
                                       Exhibit Index is Located on Page ______

PROSPECTUS DECEMBER 29, 2000
                                MUTUAL PORTFOLIO
                                VARIABLE ANNUITY TRUST


INTERNATIONAL EQUITY
PORTFOLIO: TOTAL RETURN


CAPITAL GROWTH PORTFOLIO:
CAPITAL GROWTH


GROWTH AND INCOME
PORTFOLIO: INCOME AND
CAPITAL GROWTH


ASSET ALLOCATION:
TOTAL RETURN


U.S. GOVERNMENT INCOME
PORTFOLIO: INCOME


MONEY MARKET PORTFOLIO:
INCOME



                                                  Neither the Securities and
                                                  Exchange Commission nor any
                                                  state securities commission
                                                  has approved or disapproved
                                                  of shares of this Portfolio as
                                                  an investment or determined
                                                  if this prospectus is accurate
                                                  or complete. It is a crime to
                                                  state otherwise.



                                     [LOGO]
                             CHASE VISTA FUNDS-SM-

INTERNATIONAL EQUITY PORTFOLIO


INFORMATION ABOUT THE PORTFOLIOS

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

[SIDENOTE]
THE PORTFOLIO'S
OBJECTIVE

THE PORTFOLIO SEEKS TOTAL RETURN
FROM LONG-TERM CAPITAL GROWTH
AND INCOME. TOTAL RETURN CONSISTS
OF CAPITAL GROWTH AND CURRENT
INCOME.

Under normal conditions, the Portfolio will invest at least 65% of its total assets in a broad portfolio of equity securities of established foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks. These investments may take the form of depositary receipts.

The Portfolio's advisers seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions.

The Portfolio's advisers will seek to select issuers in several countries--at least three other than the U.S. However, the Portfolio may invest a substantial part of its assets in just one country.

The Portfolio intends to invest in companies or governments in the following countries or regions: the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, Netherlands, France, Switzerland, Italy and Spain), Scandinavia, Australia, Canada and other countries or areas that the advisers may select from time to time. A substantial part of the Portfolio's assets may be invested in companies based in Japan, the United Kingdom, and other countries who are heavily represented in an index called the Morgan Stanley Capital International, Europe, Australia and Far East Index. However, the Portfolio may also invest in companies or governments in developing countries.

The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Portfolio's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in another.

While the Portfolio invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent rating by another national rating organization, or unrated securities of comparable quality. No more than 25% of the Portfolio's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of
the Portfolio's  total assets will be invested  in  debt  securities   issued
 by  a  single  foreign   government  or international organization,  such as
the World Bank.

While the Portfolio intends to invest primarily in stocks and investment grade debt securities under normal market conditions, it is permitted to invest up to 35% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Portfolio may invest any amount of its assets in these instruments. During unusual market conditions, the Portfolio may invest up to 20% of its total assets in U.S. Government debt securities.

INTERNATIONAL EQUITY PORTFOLIO

Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

The Portfolio may change any of these investment policies (but not its investment objective) without shareholder approval.


[SIDENOTE]
FREQUENCY OF TRADING

THE PORTFOLIO MAY TRADE SECURITIES ACTIVELY,
WHICH COULD INCREASE TRANSACTION COSTS (AND
LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE
DIVIDENDS.

MAIN RISKS OF INVESTING IN THE PORTFOLIO

All variable annuity portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the International Equity Portfolio.

The Portfolio may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of the companies selected for the Portfolio.

Because the Portfolio invests mostly in securities of issuers outside the U.S., an investment in the Portfolio is riskier than an investment in a U.S. equity portfolio.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Portfolio's investments in developing countries could lead to more volatility in the value of the Portfolio's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

In early 1999, the European Monetary Union implemented a new currency called the euro. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of the shares of the Portfolio.

Because the Portfolio may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a portfolio which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

INTERNATIONAL EQUITY PORTFOLIO


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Portfolio invests in closed-end investment companies it may incur added expenses, such as additional management fees and trading costs.

If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Portfolio is investing for temporary defensive purposes, it could reduce the Portfolio's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes they could cause losses that exceed the Portfolio's original investment.

The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.


[SIDENOTE]
INVESTMENTS IN THE PORTFOLIO ARE NOT BANK
DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR
ENDORSED BY THE CHASE MANHATTAN BANK AND
ARE NOT INSURED OR GUARANTEED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BANK OR ANY OTHER GOVERNMENT
AGENCY.

PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record. The bar chart shows how the performance of the Portfolio has varied from year to year. This provides some indication of the risk of investing in the Portfolio. The table shows the average annual return in the past year and since inception. It compares that performance to the Morgan Stanley Capital International Europe, Australia and Far East Index, a widely recognized market benchmark for international portfolios, and the Lipper International Funds Index, representing the performance of the 30 largest international stock funds.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. The performance figures in the bar chart and table do not reflect any deduction of separate account charges. If the charges were reflected, the performance figures would have been lower.

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Portfolio will perform in the future.

                                    [CHART]

  1996     1997     1998      1999
  6.96%    1.44%    9.06%    51.69%

The total return for the Portfolio from January 1, 2000 to September 30, 2000 was -14.75%.

------------------------------------------------
BEST QUARTER:                             31.91%
------------------------------------------------
                               4th quarter, 1999
------------------------------------------------
WORST QUARTER:                           -18.13%
------------------------------------------------
                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 1999:

                                                                  SINCE INCEPTION
                                              PAST 1 YEAR         (03/01/95)
-----------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO                51.69%              14.86%
-----------------------------------------------------------------------------------
MSCI EAFE INDEX                               27.30%              14.62%
-----------------------------------------------------------------------------------
LIPPER INTERNATIONAL FUNDS INDEX              37.83%              17.79%
-----------------------------------------------------------------------------------

INTERNATIONAL EQUITY PORTFOLIO


FEES AND EXPENSES

The following tables show the fees and expenses charged when you own shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   MAXIMUM DEFERRED SALES CHARGE (BACK END LOAD) WHEN YOU SELL
                                                                   SHARES [SHOWN AS THE LOWER OF ORIGINAL PURCHASE PRICE OR
MAXIMUM SALES CHARGE (FRONT END LOAD) WHEN YOU BUY SHARES          REDEMPTION PROCEEDS]
-------------------------------------------------------------------------------------------------------------------------------
 NONE                                                              NONE
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                                         TOTAL ANNUAL PORTFOLIO
MANAGEMENT FEES                              OTHER EXPENSES                              OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
 0.80%                                       1.70%#                                      2.50%#
-------------------------------------------------------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from most recent fiscal year to reflect current expense arrangements.

The actual Management Fees are currently expected to be 0.00%, actual Other Expenses are expected to be 1.10% and Total Annual Portfolio Operating Expenses are not expected to exceed 1.10%. That is because The Chase Manhattan Bank (Chase) and some of the Portfolio's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.



EXAMPLE This example helps you compare the cost of investing in the Portfolio with the cost of investing in other Portfolios. The example assumes:

- you invest $10,000
- you sell all your shares at the end of the period
- your investment has a 5% return each year
- you reinvest all your dividends, and
- the Portfolio's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

NUMBER OF YEARS:                 1 YEAR               3 YEARS             5 YEARS              10 YEARS
---------------------------------------------------------------------------------------------------------
 COSTS:                          $253                 $779                $1,331               $2,836
---------------------------------------------------------------------------------------------------------

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or qualified plans invested in the portfolios. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

CAPITAL GROWTH PORTFOLIO


[SIDENOTE]
THE PORTFOLIO'S
OBJECTIVE

THE PORTFOLIO SEEKS CAPITAL
GROWTH OVER THE LONG TERM.


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Portfolio invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund's advisers use an active equity management style focused on investing in mid-sized companies with strong earnings prospects that are increasing their market share. The Fund emphasize companies with strong revenue gains, positive earnings trends, value added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Portfolio may invest up to 20% of it total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Fund's equity holdings may include real estate investment trust (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Portfolio may put any amount of its assets in these types of investments. During unusual market conditions, the Portfolio may invest up to 20% of its total assets in U.S. Government debt securities.

CAPITAL GROWTH PORTFOLIO


The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

The Portfolio may change any of these investment policies (but not its investment objective) without shareholder approval.


[SIDENOTE]
FREQUENCY OF TRADING

THE PORTFOLIO MAY TRADE SECURITIES ACTIVELY,
WHICH COULD INCREASE TRANSACTION COSTS (AND
LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE
DIVIDENDS.

MAIN RISKS OF INVESTING IN THE PORTFOLIO

All variable annuity portfolios carry a certain amount of risk. You will lose money if you sell your shares for less than you bought them. Here are some of the specific risks of investing in Capital Growth Portfolio.

The Portfolio may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of the companies selected for the Portfolio.

The Fund may not achieve its objective if the securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

In early 1999, the European Monetary Union implemented a new currency called the euro. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of the shares of the Portfolio.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or underlying loans. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

CAPITAL GROWTH PORTFOLIO


If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt securities, including where the fund is investing for temporary defensive purposes, it could reduce the Portfolio's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes they could cause losses that exceed the Portfolio's original investment.

The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.



[SIDENOTE]
INVESTMENTS IN THE PORTFOLIO ARE NOT BANK
DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR
ENDORSED BY THE CHASE MANHATTAN BANK AND
ARE NOT INSURED OR GUARANTEED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BANK OR ANY OTHER GOVERNMENT
AGENCY.

PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record. The bar chart shows how the performance of the Portfolio has varied from year to year. This provides some indication of the risk of investing in the Portfolio. The table shows the average annual return in the past year and since inception. It compares that performance to the Russell 2000 Index and the S&P Mid Cap 400 Index, both widely recognized market benchmarks for equity portfolios, and the Lipper Mid-Cap Funds Index, representing the performance of the 30 largest mid-cap funds. In the past, the Portfolio has compared its performance to the Russell 2000 Index, but in the future, the Portfolio intends to compare its performance to the S&P Mid Cap 400 Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Portfolio's investment strategy.


The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. The performance figures in the bar chart and table do not reflect any deduction of separate account charges. If the charges were reflected, the performance figures would have been lower.

YEAR-BY-YEAR RETURNS
Past performance does not predict how this Portfolio will perform in the future.

                                    [CHART]

  1996      1997      1998      1999
 23.32%    20.63%    -1.25%    14.91%

The total return for the Portfolio from January 1, 2000 to September 30, 2000 was 15.56%.

------------------------------------------------
BEST QUARTER:                             17.37%
------------------------------------------------
                               4th quarter, 1998
------------------------------------------------
WORST QUARTER:                           -21.20%
------------------------------------------------
                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                                                  SINCE INCEPTION
                                              PAST 1 YEAR         (03/01/95)
-----------------------------------------------------------------------------------
CAPITAL GROWTH PORTFOLIO                      14.91%              17.08%
-----------------------------------------------------------------------------------
RUSSELL 2000 INDEX                            21.26%              16.64%
-----------------------------------------------------------------------------------
S&P MID CAP 400 INDEX                         14.72%              22.37%
-----------------------------------------------------------------------------------
LIPPER MID-CAP FUNDS INDEX                    44.05%              24.55%
-----------------------------------------------------------------------------------

CAPITAL GROWTH PORTFOLIO


FEES AND EXPENSES

The following tables show the fees and expenses charged when you own shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   MAXIMUM DEFERRED SALES CHARGE (BACK END LOAD) WHEN YOU SELL
                                                                   SHARES [SHOWN AS THE LOWER OF ORIGINAL PURCHASE PRICE OR
MAXIMUM SALES CHARGE (FRONT END LOAD) WHEN YOU BUY SHARES          REDEMPTION PROCEEDS]
-------------------------------------------------------------------------------------------------------------------------------
 NONE                                                              NONE
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                                         TOTAL ANNUAL PORTFOLIO
MANAGEMENT FEES                              OTHER EXPENSES                              OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
 0.60%                                       1.10%#                                      1.70%#
-------------------------------------------------------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from most recent fiscal year to reflect current expense arrangements.

The actual Management Fees are currently expected to be 0.00%, actual Other Expenses are expected to be 0.90% and Total Annual Portfolio Operating Expenses are not expected to exceed 0.90%. That is because The Chase Manhattan Bank (Chase) and some of the Portfolio's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

EXAMPLE This example helps you compare the cost of investing in the Portfolio with the cost of investing in other Portfolios. The example assumes:

- you invest $10,000
- you sell all your shares at the end of the period
- your investment has a 5% return each year
- you reinvest all your dividends, and
- the Portfolio's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

NUMBER OF YEARS:                 1 YEAR               3 YEARS             5 YEARS              10 YEARS
---------------------------------------------------------------------------------------------------------
 COSTS:                          $173                 $536                $923                 $2,009
---------------------------------------------------------------------------------------------------------

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or qualified plans invested in the portfolios. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

GROWTH AND INCOME PORTFOLIO


[SIDENOTE]
THE PORTFOLIO'S
OBJECTIVE

THE PORTFOLIO SEEKS TO PROVIDE
CAPITAL GROWTH OVER THE LONG
TERM AND EARN INCOME FROM
DIVIDENDS.


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

Under normal market condition, the Fund invest at least 80% of its total assets in common stocks. The Fund's advisers apply an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of the S&P 500 Index stocks. The advisers will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earning trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flow ratios. The Fund will seek to earn income by investing in companies displaying level or rising dividends.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use buying stocks in order to determine if the stock is still undervalued. This may include those securities which have appreciated to meet their target values.

The Portfolio may invest up to 20% of it total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Portfolio's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

Although the Portfolio intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Portfolio may put any amount of its assets in these investments as well as in U.S. Government debt securities and investment-grade debt securities. During unusual market conditions, the Portfolio may invest up to 20% of its total assets in U.S. Government debt securities.

GROWTH AND INCOME PORTFOLIO


The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

The Portfolio may change any of these investment policies (but not its investment objective) without shareholder approval.


[SIDENOTE]
FREQUENCY OF TRADING
THE PORTFOLIO MAY TRADE SECURITIES ACTIVELY,
WHICH COULD INCREASE TRANSACTION COSTS (AND
LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE
DIVIDENDS.

MAIN RISKS OF INVESTING IN THE PORTFOLIO

All variable annuity portfolios carry a certain amount of risk. You may lose money if you sell your shares for less than you bought them. Here are some of the specific risks of investing in Growth and Income Portfolio.

The Portfolio may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of the companies selected for the Portfolio.

The Portfolio may not achieve its objectives if the securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipated or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depository receipts.

In early 1999, the European Monetary Union implemented a new currency called the euro. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of the shares of the Portfolio.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

GROWTH AND INCOME PORTFOLIO

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the fund is investing for temporary defensive purposes, it could reduce the Portfolio's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes they could cause losses that exceed the Portfolio's original investment.

The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.



[SIDENOTE]
INVESTMENTS IN THE PORTFOLIO ARE NOT BANK
DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR
ENDORSED BY THE CHASE MANHATTAN BANK AND
ARE NOT INSURED OR GUARANTEED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BANK OR ANY OTHER GOVERNMENT
AGENCY.

PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record. The bar chart shows how the performance of the Portfolio has varied from year to year. This provides some indication of the risk of investing in the Portfolio. The table shows the average annual return in the past year and since inception. It compares that performance to the S&P 500 Index and the S&P 500/BARRA Value Index, both widely recognized market benchmarks, and the Lipper Growth and Income Funds Index, representing the performance of the 30 largest growth and income funds. In the past, the Portfolio has compared its performance to the S&P 500 Index, but in the future, the Portfolio intends to compare its performance to the S&P 500/BARRA Value Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Portfolio's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. The performance figures in the bar chart and table do not reflect any deduction of separate account charges. If the charges were reflected, the performance figures would have been lower.

                                    [CHART]

YEAR-BY-YEAR RETURNS

Past performance does not predict how this Portfolio will perform in the future.

   1996      1997      1998     1999
   21.55%   31.61%    10.53%    0.05%

The total return for the Portfolio from January 1, 2000 to September 30, 2000 was 3.22%.

------------------------------------------------
BEST QUARTER:                             19.46%
------------------------------------------------
                               4th quarter, 1998
------------------------------------------------
WORST QUARTER:                           -14.75%
------------------------------------------------
                               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                                                  SINCE INCEPTION
                                              PAST 1 YEAR         (03/01/95)
-----------------------------------------------------------------------------------
GROWTH & INCOME PORTFOLIO                     0.05%               17.13%
-----------------------------------------------------------------------------------
S&P 500 INDEX                                 21.03%              27.96%
-----------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX                     12.72%              22.17%
-----------------------------------------------------------------------------------
LIPPER GROWTH AND INCOME FUNDS INDEX          11.86%              20.07%
-----------------------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIO


FEES AND EXPENSES

The following tables show the fees and expenses charged when you own shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   MAXIMUM DEFERRED SALES CHARGE (BACK END LOAD) WHEN YOU SELL
                                                                   SHARES [SHOWN AS THE LOWER OF ORIGINAL PURCHASE PRICE OR
MAXIMUM SALES CHARGE (FRONT END LOAD) WHEN YOU BUY SHARES          REDEMPTION PROCEEDS]
-------------------------------------------------------------------------------------------------------------------------------
 NONE                                                              NONE
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                                         TOTAL ANNUAL PORTFOLIO
MANAGEMENT FEES                              OTHER EXPENSES                              OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
 0.60%                                       0.80%#                                      1.40%#
-------------------------------------------------------------------------------------------------------------------------------

  * The table is based on expenses incurred in the most recent fiscal year.

  # Restated from most recent fiscal year to reflect current expense arrangements.

The actual Management Fees are currently expected to be 0.10%, actual Other Expenses are expected to be 0.80% and Total Annual Portfolio Operating Expenses are not expected to exceed 0.90%. That is because The Chase Manhattan Bank (Chase) and some of the Portfolio's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

EXAMPLE This example helps you compare the cost of investing in the Portfolio with the cost of investing in other Portfolios. The example assumes:

- you invest $10,000
- you sell all your shares at the end of the period
- your investment has a 5% return each year
- you reinvest all your dividends, and
- the Portfolio's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

NUMBER OF YEARS:                 1 YEAR               3 YEARS             5 YEARS              10 YEARS
---------------------------------------------------------------------------------------------------------
 COSTS:                          $143                 $443                $766                 $1,680
---------------------------------------------------------------------------------------------------------

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or qualified plans invested in the portfolios. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

ASSET ALLOCATION PORTFOLIO


[SIDENOTE]
THE PORTFOLIO'S
OBJECTIVE

THE PORTFOLIO SEEKS TO MAXIMIZE
TOTAL RETURN THROUGH LONG-TERM
CAPITAL GROWTH AND EARNING
CURRENT INCOME.


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

The Fund seeks a balance of current income and growth by using an active equity management style that focuses on strong earnings momentum and profitability within a universe of growth oriented stocks and an active fixed income management style focused primarily on domestic fixed income securities. Under normal market conditions, the Portfolio invests 35% to 70% of its total assets in equity securities and at least 25% of its total assets in investment grade debt securities. Most of the Fund's equity securities are in well known established companies with market capitalization equal to those within the universe of S&P 500 index stocks at the time of purchase and which are traded on established security markets or over the counter. Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks and securities that are convertible into common stocks, and warrants to buy common stocks.

The Portfolio's securities include non-convertible corporate debt and U.S. Government debt securities. The Portfolio invests in corporate debt securities that are rated Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation, or the equivalent rating by another national rating organization. It may also invest in unrated securities of comparable quality. There is no restriction on the maturity of the Portfolio's debt portfolio or on any individual security in the portfolio. The average maturity, or time until debt investments come due, will vary as market conditions change.

The Portfolio's advisers may change the balance between equity and fixed income investments to suit market conditions.

The Fund will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

In selecting equity securities the Fund will invest primarily in companies with one or more of the following characteristics:

- A projected rate of earnings growth that's equal to or greater than the equity markets

- A return on assets and equity that is equal to or greater than the equity markets

- Above-average price/earnings ratios

- Below average dividend yield

- Above average market volatility

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. Government Securities and other fixed income securities including mortgaged backed securities. The Fund invests in fixed income securities only if they are rated investment grade or the adviser considers them to be comparable to investment grade.

ASSET ALLOCATION PORTFOLIO

When making investment decisions with respect to the Fund's debt securities, the Fund's advisers consider many factors in addition to current yield, including preservation of capital, maturity and yield to maturity. The Fund's advisers will adjust the Fund's investment in certain types of securities based on their analysis of changing economic conditions and trends. The Fund's advisers may sell one security and buy another security of comparable quality and maturity in order to take advantage of what they believe to be short term differences in market rates or yields.


[SIDENOTE]
FREQUENCY OF TRADING

THE PORTFOLIO MAY TRADE SECURITIES
ACTIVELY, WHICH COULD INCREASE
TRANSACTION COSTS (AND LOWER
PERFORMANCE) AND INCREASE YOUR
TAXABLE DIVIDENDS.

In determining whether to sell a debt security, the advisers will use the same type of analysis that they use in buying debt securities in order to determine whether the debt security is still an attractive investment opportunity.

The Portfolio may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

The Portfolio's equity holdings may also include real estate investment trusts (REITs), which are pools of investments primarily in income-producing real estate or loans related to real estate.

The Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Portfolio may enter into "dollar rolls," in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back substantially similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

The Portfolio may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Portfolio may also invest in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Portfolio may put any amount of its assets in these types of investments.

The Portfolio may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

The Portfolio may change any of these investment policies (but not its investment objective) without shareholder approval.

MAIN RISKS OF INVESTING IN THE PORTFOLIO

All variable annuity portfolios carry a certain amount of risk. You will lose money if you sell your shares for less than you bought them. Here are some of the specific risks of investing in Asset Allocation Portfolio.

The Portfolio may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of the companies selected for the Portfolio.

The Portfolio may not achieve its objectives if the securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipated.

The securities of smaller capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Smaller capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Portfolio's portfolio may be influenced by currency exchange rates and exchange control regulations.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

In early 1999, the European Monetary Union implemented a new currency called the euro. It is possible that the euro could increase volatility in financial markets worldwide, which could have a negative effect on the value of the shares of the Portfolio.

The value of the Portfolio's fixed income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Portfolio invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed income securities. Note that conversely, the value of fixed income investments tend to increase when prevailing interest rates fall.

ASSET ALLOCATION PORTFOLIO

When the Portfolio invests in mortgage-related securities, the value of the Portfolio could change more often and to a greater degree than if it did not buy mortgage-related securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and un-scheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, while the value of fixed-income securities will generally increase when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as securities without prepayment features.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of non-payment.

The value of interest-only and principal-only mortgage backed securities are more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Certain securities that the Portfolio may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

The Portfolio's performance will also depend on the credit quality of its investments. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions and are generally more risky than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

Because the interest rate changes on floating and variable rate securities, the Portfolio's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Portfolio if the other party does not live up to its obligations under the agreement.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interest. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government obligations, including where the fund is investing for temporary defensive purposes, it could reduce the Portfolio's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes they could cause losses that exceed the Portfolio's original investment.

The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.


[SIDENOTE]
INVESTMENTS IN THE PORTFOLIO ARE NOT BANK
DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR
ENDORSED BY THE CHASE MANHATTAN BANK AND
ARE NOT INSURED OR GUARANTEED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BANK OR ANY OTHER GOVERNMENT
AGENCY.

ASSET ALLOCATION PORTFOLIO

PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record. The bar chart shows how the performance of the Portfolio has varied from year to year. This provides some indication of the risk of investing in the Portfolio. The table shows the average annual return in the past year and since inception. It compares that performance to the Lehman Government/Credit Index and the S&P 500 Index, both widely recognized market benchmarks, and to the Lipper Balanced Funds Index, representing the performance of the 30 largest balanced funds. In the past, the Portfolio has compared its performance to the Lehman Aggregate Bond Index, but in the future, the Portfolio intends to compare its performance to the Lehman Government/Credit Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Portfolio's investment strategy.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. The performance figures in the bar chart and table do not reflect any deduction of separate account charges. If the charges were reflected, the performance figures would have been lower.

YEAR-BY-YEAR RETURNS
Past performance does not predict how this Portfolio will perform in the future.

                                    [CHART]

   1996      1997      1998      1999
  14.02%    19.68%     9.26%     0.51%

The total return for the Portfolio from January 1, 2000 to September 30, 2000 was 1.59%.

------------------------------------------------
BEST QUARTER:                             11.05%
------------------------------------------------
                               4th quarter, 1998
------------------------------------------------
WORST  QUARTER:                           -7.77%
------------------------------------------------
                              3rd quarter,  1998

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                                                  SINCE INCEPTION
                                              PAST 1 YEAR         (03/01/95)
-----------------------------------------------------------------------------------
ASSET ALLOCATION PORTFOLIO                     0.51%              12.10%
S&P 500 INDEX                                 21.03%              27.96%
LEHMAN AGGREGATE BOND INDEX                   -0.82%               7.05%
LEHMAN GOVERNMENT/CREDIT INDEX                -2.15%               3.13%
LIPPER BALANCED FUNDS INDEX                    8.98%              15.95%

FEES AND EXPENSES

The following tables show the fees and expenses charged when you own shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   MAXIMUM DEFERRED SALES CHARGE (BACK END LOAD) WHEN YOU SELL
                                                                   SHARES [SHOWN AS THE LOWER OF ORIGINAL PURCHASE PRICE OR
MAXIMUM SALES CHARGE (FRONT END LOAD) WHEN YOU BUY SHARES          REDEMPTION PROCEEDS]
-------------------------------------------------------------------------------------------------------------------------------
 NONE                                                              NONE
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO'S ASSETS)*

                                                                                         TOTAL ANNUAL PORTFOLIO
MANAGEMENT FEES                              OTHER EXPENSES                              OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
 0.55%                                       1.65%#                                      2.20%#
-------------------------------------------------------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from most recent fiscal year to reflect current expense arrangements.

The actual Management Fees are currently expected to be 0.00%, actual Other Expenses are expected to be 0.85% and Total Annual Portfolio Operating Expenses are not expected to exceed 0.85%. That is because The Chase Manhattan Bank (Chase) and some of the Portfolio's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

EXAMPLE This example helps you compare the cost of investing in the Portfolio with the cost of investing in other Portfolios. The example assumes:

- you invest $10,000
- you sell all your shares at the end of the period
- your investment has a 5% return each year
- you reinvest all your dividends, and
- the Portfolio's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

NUMBER OF YEARS:                 1 YEAR               3 YEARS             5 YEARS              10 YEARS
---------------------------------------------------------------------------------------------------------
 COSTS:                          $223                 $688                $1,180               $2,534
---------------------------------------------------------------------------------------------------------

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or qualified plans invested in the portfolios. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

U.S. GOVERNMENT INCOME PORTFOLIO


[SIDENOTE]
THE PORTFOLIO'S
OBJECTIVE

THE PORTFOLIO SEEKS TO PROVIDE
INVESTORS WITH AS HIGH A LEVEL OF
TOTAL RETURN AS POSSIBLE WHILE
STILL PROTECTING THE VALUE OF ITS
INVESTMENT. TOTAL RETURN CONSISTS
OF CURRENT INCOME AND CAPITAL
GROWTH.


THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in debt securities issued or guaranteed by the U.S. Government and its agencies or authorities, and in repurchase agreements involving these securities.

The Portfolio may invest extensively in mortgage-related securities issued or guaranteed by certain agencies of the U.S. Government. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Portfolio develops an appropriate portfolio strategy by selecting among various sectors (for example, corporate bonds, U.S. Government debt, mortgage-backed securities of asset-backed securities) and securities. When making these selections, the advisers use a relative value investment approach as well as extensive analysis of the security's credit worthiness and structures.

The advisers seek to spread the Portfolio's investments across a variety of sectors to maximize diversification and liquidity. The advisers also actively manage the duration of the Portfolio. The advisers also actively manage the duration of the Portfolio.

There is no restriction on the maturity of the Portfolio's portfolio of investments or on any individual security in the portfolio. The adviser will change the actual maturities according to changes in the market.

Any assets not invested in U.S. Government securities and related repurchase agreements may be invested in debt securities of U.S. and foreign corporations. These securities must have an "A" rating or the equivalent from Moody's Investors Service, Inc., Standard & Poor's Corporation, Fitch Investor's Service Inc., or another national rating organization or unrated securities of comparable quality.

The Portfolio may also invest in non-corporate foreign debt securities. These investments may include debt securities issued or guaranteed by foreign governments and international organizations such as The World Bank.

The Portfolio may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Portfolio may enter into "dollar rolls," in which the Portfolio sells mortgage-backed securities and, at the same time, contracts to buy back very similar securities on a future date. It may also buy asset-backed securities. These receive a stream of income from a particular asset, such as credit card receivables.

U.S. GOVERNMENT INCOME PORTFOLIO


The Portfolio may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Portfolio may use derivatives to hedge various market risks or to increase the Portfolio's income or gain.

To temporarily defend its assets during unusual market conditions, the Portfolio may invest any portion of its assets in high quality money market instruments and repurchase agreements.

The Portfolio may change any of these investment policies (but not its investment objective) without shareholder approval.


[SIDENOTE]
FREQUENCY OF TRADING

THE PORTFOLIO MAY TRADE SECURITIES ACTIVELY,
WHICH COULD INCREASE TRANSACTION COSTS, THUS
LOWERING PERFORMANCE, AND INCREASE YOUR TAX-
ABLE DIVIDENDS.

MAIN RISKS OF INVESTING IN THE PORTFOLIO

All variable annuity portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some specific risks of investing in the U.S. Government Income Portfolio.

The Portfolio may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of fixed income investments such as bonds tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Portfolio invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely, the value of fixed income instruments tends to increase when prevailing interest rates fall.

When the Portfolio invests in mortgage-related securities, the value of the Portfolio could change more often and to a greater degree than if it did not buy mortgage-backed securities. That's because the prepayment features on some mortgage-related securities make them more sensitive to interest rate changes. Mortgage-related securities are subject to scheduled and unscheduled principal payments as property owners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be lower than on the original mortgage security. When interest rates are rising, the value of fixed-income securities with prepayment features are likely to decrease as much or more than securities without prepayment features. In addition, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities when interest rates fall.

Collateral mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of non-payment.

The value of interest-only and principal-only mortgage backed securities is more volatile than other types of mortgage-related securities. That's because they are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

While the principal and payments on certain of the Portfolio's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Portfolio shares, is guaranteed.

U.S. GOVERNMENT INCOME PORTFOLIO


The Portfolio's performance will depend on the credit quality of its investments. While U.S. Government securities are generally of high quality, a government security that is not backed by the full faith and credit of the U.S. Treasury may be affected by the creditworthiness of the agency or authority that issued it.

Certain securities which the Portfolio may hold, such as stripped obligations and zero coupon securities, are more sensitive to changes in interest rates than ordinary interest-paying securities. As a result, they may be more volatile than other types of investments.

Investments in foreign securities may be riskier than investments in the U.S. They may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. If the Portfolio were to invest in a security which is not denominated in U.S. dollars, it also would be subject to currency exchange risk. These risks increase when investing in issuers located in developing countries.

Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets.

If the interest rate on floating and variable rate securities falls, the Portfolio's yield may decline and it may lose the opportunity for capital appreciation.

Dollar rolls, forward commitments and repurchase agreements involve some risk to the Portfolio if the other party does not live up to its part of the agreement.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes they could cause losses that exceed the Portfolio's original investment.

If the Portfolio temporarily departs from its investment policies to defend its assets, it may not achieve it investment objectives.

The Portfolio is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.


[SIDENOTE]
INVESTMENTS IN THE PORTFOLIO ARE NOT BANK
DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR
ENDORSED BY THE CHASE MANHATTAN BANK AND
ARE NOT INSURED OR GUARANTEED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BANK OR ANY OTHER GOVERNMENT
AGENCY.

THE PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record. The bar chart shows how the performance of the Portfolio has varied from year to year. This provides some indication of the risk of investing in the Portfolio. The table shows the average annual return in the past year and since inception. It compares that performance to the Lehman U.S. Government Bond Index, a widely recognized market benchmark for fixed income portfolios, and the Lipper General U.S. Government Funds Index, representing the performance of the 30 largest funds that invest in U.S. Government securities.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. The performance figures in the bar chart and table do not reflect any deduction of separate account charges. If the charges were reflected, the performance figures would have been lower.

                                    [CHART]
YEAR-BY-YEAR RETURNS
Past performance does not predict how this Portfolio will perform in the future.

   1996       1997       1998       1999
   1.74%      8.45%      8.61%     -2.78%

The total return for the Portfolio from January 1, 2000 to September 30, 2000 was 7.50%.

------------------------------------------------
BEST QUARTER:                              4.65%
------------------------------------------------
                               3rd quarter, 1998
------------------------------------------------
WORST QUARTER:                            -2.77%
------------------------------------------------
                               1st quarter, 1996

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                                                  SINCE INCEPTION
                                              PAST 1 YEAR         (03/01/95)
-----------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME PORTFOLIO              -2.78%              5.72%
-----------------------------------------------------------------------------------
LEHMAN U.S. GOVERNMENT BOND INDEX             -2.23%              6.82%
-----------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOVERNMENT FUNDS INDEX    -2.66%              5.84%
-----------------------------------------------------------------------------------

U.S. GOVERNMENT INCOME PORTFOLIO


FEES AND EXPENSES

The following tables show the fees and expenses charged when you own shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   MAXIMUM DEFERRED SALES CHARGE (BACK END LOAD) WHEN YOU SELL
                                                                   SHARES [SHOWN AS THE LOWER OF ORIGINAL PURCHASE PRICE OR
MAXIMUM SALES CHARGE (FRONT END LOAD) WHEN YOU BUY SHARES          REDEMPTION PROCEEDS]
-------------------------------------------------------------------------------------------------------------------------------
 NONE                                                              NONE
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                                         TOTAL ANNUAL PORTFOLIO
MANAGEMENT FEES                              OTHER EXPENSES                              OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
 0.50%                                       1.70%#                                      2.20%#
-------------------------------------------------------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from most recent fiscal year to reflect current expense arrangements.

The actual Management Fees are currently expected to be 0.00%, actual Other Expenses are expected to be 0.80% and Total Annual Portfolio Operating Expenses are not expected to exceed 0.80%. That is because The Chase Manhattan Bank (Chase) and some of the Portfolio's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

EXAMPLE This example helps you compare the cost of investing in the Portfolio with the cost of investing in other Portfolios. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- the Portfolio's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

NUMBER OF YEARS:                 1 YEAR               3 YEARS             5 YEARS              10 YEARS
---------------------------------------------------------------------------------------------------------
 COSTS:                          $223                 $688                $1,180               $2,534
---------------------------------------------------------------------------------------------------------

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or qualified plans invested in the portfolios. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

MONEY MARKET PORTFOLIO


[SIDENOTE]
THE PORTFOLIO'S
OBJECTIVE

THE PORTFOLIO AIMS TO PROVIDE THE
HIGHEST POSSIBLE LEVEL OF CURRENT
INCOME WHILE STILL MAINTAINING
LIQUIDITY AND PRESERVING CAPITAL.


THE PORTFOLIO'S APPROACH

The Portfolio invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars.

The Portfolio invests in:

- high quality commercial paper and other short-term debt securities (including floating and variable rate demand notes of U.S. and foreign corporations)

-  debt securities issued or guaranteed by qualified banks. These are:

    - U.S. banks with more than $1 billion in total assets, and foreign branches of these banks

    - foreign banks which have the equivalent of more than $10 billion in total assets and which have branches or agencies in the U.S.

    - other U.S. or foreign commercial banks which the Portfolio's advisers judge to have comparable credit standing

- securities issued or guaranteed by the U.S. Government, its agencies or authorities;

-  asset-backed securities; and

-  repurchase agreements.

The dollar weighted average maturity of the Portfolio will be 60 days or less and the Portfolio will buy only those instruments which have remaining maturities of 397 days or less.

The Portfolio may invest any portion of its assets in debt securities issued or guaranteed by U.S. banks and their foreign branches. These include certificates of deposit, time deposits and bankers' acceptances.

MONEY MARKET PORTFOLIO

The Portfolio invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, the security may have a guarantee that has such a rating. If the security is not rated, it must be considered of comparable quality by the Portfolio's advisers.

The Portfolio seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Portfolio seeks to maintain a net asset value of $1.00 per share.

The Portfolio may change any of these investment policies (but not its investment objective) without shareholder approval.


[SIDENOTE]
FREQUENCY OF TRADING

THE PORTFOLIO MAY TRADE SECURITIES ACTIVELY,
WHICH COULD INCREASE TRANSACTION COSTS, THUS
LOWERING PERFORMANCE, AND INCREASE YOUR TAX-
ABLE DIVIDENDS.

MAIN RISKS OF INVESTING IN THE PORTFOLIO

The Portfolio attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Portfolio if the other party does not live up to its obligations under the agreement.

The Portfolio's ability to concentrate its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and can't repay their loans.

Investments in foreign banks and other foreign issuers may be riskier than investments in the United States. That could be, in part, because of difficulty converting investments into cash, political and economic instability, the imposition of government controls, or regulations that don't match U.S. standards.

Although the Portfolio seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Portfolio's performance.


[SIDENOTE]
AN INVESTMENT IN THE PORTFOLIO ISN'T A BANK
DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY
THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE
MONEY MARKET PORTFOLIO SEEKS TO PRESERVE THE
VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT
IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
PORTFOLIO.

SECURITIES IN THE PORTFOLIO MAY NOT EARN AS
HIGH A CURRENT INCOME AS LONGER TERM OR
LOWER-QUALITY SECURITIES.

MONEY MARKET PORTFOLIO

THE PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record. The bar chart shows how the performance of the Portfolio has varied from year to year. This provides some indication of the risk of investing in the Portfolio. The table shows the average annual return in the past year and since inception.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown. The performance figures in the bar chart and table do not reflect any deduction of separate account charges. If the charges were reflected, the performance figures would have been lower.

                                    [CHART]

YEAR-BY-YEAR RETURNS
Past performance does not predict how this Portfolio will perform in the future.

    1996      1997       1998       1999
    4.97%     4.99%      5.01%      4.73%

The total return for the Portfolio from January 1, 2000 to September 30, 2000 was 4.37%.

------------------------------------------------
BEST QUARTER:                              1.27%
------------------------------------------------
                               4th quarter, 1999
------------------------------------------------
WORST QUARTER:                             1.10%
------------------------------------------------
                               2nd quarter, 1999

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999:

                                                                  SINCE INCEPTION
                                              PAST 1 YEAR         (03/01/95)
-----------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO                        4.73%               5.03%
-----------------------------------------------------------------------------------

MONEY MARKET PORTFOLIO

FEES AND EXPENSES

The following tables show the fees and expenses charged when you own shares of the Portfolio.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   MAXIMUM DEFERRED SALES CHARGE (BACK END LOAD) WHEN YOU SELL
                                                                   SHARES [SHOWN AS THE LOWER OF ORIGINAL PURCHASE PRICE OR
MAXIMUM SALES CHARGE (FRONT END LOAD) WHEN YOU BUY SHARES          REDEMPTION PROCEEDS]
-------------------------------------------------------------------------------------------------------------------------------
 NONE                                                              NONE
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)*

                                                                                         TOTAL ANNUAL PORTFOLIO
MANAGEMENT FEES                              OTHER EXPENSES                              OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
 0.25%                                       2.25%#                                      2.50%#
-------------------------------------------------------------------------------------------------------------------------------

* The table is based on expenses incurred in the most recent fiscal year.

# Restated from most recent fiscal year to reflect current expense arrangements.

The actual Management Fees are currently expected to be 0.00%, actual Other Expenses are expected to be 0.55% and Total Annual Portfolio Operating Expenses are not expected to exceed 0.55%. That is because The Chase Manhattan Bank (Chase) and some of the Portfolio's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

EXAMPLE This example helps you compare the cost of investing in the Portfolio with the cost of investing in other Portfolios. The example assumes:

-  you invest $10,000

-  you sell all your shares at the end of the period

-  your investment has a 5% return each year

-  you reinvest all your dividends, and

- the Portfolio's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

NUMBER OF YEARS:                 1 YEAR               3 YEARS             5 YEARS              10 YEARS
---------------------------------------------------------------------------------------------------------
 COSTS:                          $253                 $779                $1,331               $2,836
---------------------------------------------------------------------------------------------------------

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable insurance contracts or qualified plans invested in the portfolios. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

THE INVESTMENT ADVISER


MANAGEMENT

The Chase Manhattan Bank (Chase) is the investment adviser to each Portfolio and is responsible for overall investment decisions. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation (CMC), a bank holding company. Chase and its predecessors have more than a century of money management experience.

Chase is entitled to receive an advisory fee that is calculated as a percentage of the average daily net assets of each Portfolio. The annual rates are 0.80% for the International Equity Portfolio; 0.60% for the Capital Growth Portfolio and the Growth and Income Portfolio; 0.55% for the Asset Allocation Portfolio; 0.50% for the U.S. Government Income Portfolio; and 0.25% for the Money Market Portfolio.

Chase Fleming Asset Management (USA) Inc. (CFAM (USA)) is the sub-adviser to all the Portfolios except the International Equity Portfolio. It makes the day to day investment decisions for the Portfolios. Chase pays CFAM (USA) a sub-advisory fee for its services. CFAM (USA) is a wholly owned subsidiary of Chase. CFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas, New York, NY 10036.

Chase Fleming Asset Management (London) Inc. (CFAM (L)) is the sub-adviser to the International Equity Portfolio. It makes the day to day investment decisions for the portfolios. Chase pays CFAM (L) a sub-advisory fee for its services. CFAM (L) is a wholly owned subsidiary of Chase. CFAM (L) provides discretionary investment services to institutional clients and is located at Colvie House, 32 Curzon Street London W1Y8AL.

It is anticipated that Chase will transfer its investment advisory business to CFAM (USA) in the first quarter of 2001.

THE INVESTMENT ADVISER


PORTFOLIO MANAGERS

INTERNATIONAL EQUITY PORTFOLIO

James Fisher and Chee Chow are both Vice Presidents at CFAM(L). Mr. Fisher is the Director in-charge of EAFE funds. He has worked at CFAM(L) since 1991 in numerous investment roles. Prior to joining CFAM(L), he worked at Save & Prosper in a fund manager and manager trainee capacity. Mr. Chow has worked at CFAM(L) since September of 1992 and over this period had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.

CAPITAL GROWTH PORTFOLIO

Robert Heintz, Director of Equity Management, Research and Trading at Chase Fleming Asset Management and Chris Matlock, Portfolio Manager at Chase Fleming Asset Management, are responsible for the management of the Portfolio. Mr Heintz has worked at CFAM (USA) since 1983 in a variety of investment management positions. Before joining CFAM (USA) he worked at the Bank of New York as a Portfolio Manager. Mr. Matlock has worked at CFAM (USA) since 1994 in numerous investment management roles. Prior to joining CFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in an investment management and finance capacity. Both have managed the Portfolio since August 1999.

GROWTH AND INCOME PORTFOLIO

Mr. Heintz and Steve O'Keefe, Portfolio Manager at CFAM (USA), are responsible for the management of the Portfolio. Mr. O'Keefe joined CFAM (USA) in 1989. Prior to that, he held a position as a quantitative analyst for the investment division of American General. Both have managed the Portfolio since August 1999.

ASSET ALLOCATION PORTFOLIO

Henry Lartigue, Chief Investment Officer at CFAM (USA) and Jeff Phelps, Portfolio Manager at CFAM (USA) are responsible for the equity portion of the Portfolio. H. Mitchell Harper, Senior Vice President and Portfolio Manager at CFAM (USA), is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the Portfolio since August 1999. Mr. Phelps has managed the equity portion of the Portfolio since October 1999. Mr. Lartigue joined CFAM (USA) in 1984 as a securities analyst. He then worked as an equity fund manager until 1992. Mr. Lartigue then worked as an independent registered investment adviser from July 1992 to June 1994 when he returned to CFAM (USA). Mr. Phelps joined CFAM (USA) in 1997. Prior to joining CFAM (USA), he was employed by Houston Industries. Mr. Harper has been with CFAM (USA) since 1987. Previously he worked at John Alden Life Insurance Co. from 1985-1987 as President, Portfolio Management. Prior to that he was Vice President Department Head- Investment at Bank Life & Casualty.

U.S. GOVERNMENT INCOME PORTFOLIO

Timothy Nuemann, Head of Taxable Fixed Income Group and Micheal Bennis, a Vice President and Senior Portfolio Manager at CFAM (USA) are responsible for the management of the Portfolio. Before joining CFAM (USA) Mr. Neumann was the Portfolio Manager for the Lehman Brothers Global Asset Management mortgaged backed securities accounts. Prior to Lehman, he managed fixed fixed income portfolios at Allstate Insurance. Before joining CFAM (USA) in 1996, Mr. Bennis was a senior analyst and trader at Unio Bank of Switzerland Asset Management. Prior to that he was a fixed income analyst at DLJ. They have been responsible for the Fund since December 1996 and October 1999 respectively.

HOW YOUR ACCOUNT WORKS


WHO MAY BUY THESE SHARES

Shares of the Trust are available only to separate accounts of participating insurance companies or to qualified retirement plans. Investors may not buy or sell shares of the Portfolios directly. They may invest only through variable annuity contracts or variable life insurance contracts.

HOW YOUR ACCOUNT WORKS


BUYING AND SELLING PORTFOLIO SHARES

There is no sales charge to buy or sell shares. The price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Portfolio owns, minus everything it owes, divided by the number of shares in the Portfolio. Shares of the Portfolio are bought or sold without delay following purchase or sale of the corresponding units of the separate account or qualified plan. If a Portfolio receives a purchase or sale order before the New York Stock Exchange closes for business, the order will be processed at that day's NAV. For information about sales charges or fees for the variable insurance contracts or qualified plans, see the relevant Separate Account Prospectus or plan documents.

We determine the NAV of each Portfolio's shares once each day the Portfolios are open for business, based on the prices at the close of regular trading on the New York Stock Exchange. This is normally 4 p.m. Eastern time or 4:15 p.m. Eastern time for options. Each Portfolio, other than the Money Market Portfolio, values its assets at their market value but may use fair value if market prices are unavailable.

The International Equity Portfolio invests in securities which are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other United States holidays on which the Portfolio does not price. As a result, the Portfolio's portfolio will trade and its NAV may fluctuate significantly on days when the investor has no access to the Portfolio.

The Money Market Portfolio values its assets at their amortized cost. This method gives more stable valuations. However, it may result in times when the stated value of a security is different than the price the Portfolio would receive if it sold the investment. We anticipate that each share of the Money Market Portfolio will remain constant at $1.00, but we can give no assurance that this will always be possible.

We generally pay proceeds on or before the seventh day following a request to sell shares of the Portfolio.


OTHER INFORMATION CONCERNING THE PORTFOLIOS

Chase and its affiliates and the Portfolios and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

Vista Fund Distributors, Inc. (VFD), a subsidiary of The BISYS Group, Inc., is the Portfolios' sub-Administrator. VFD is unaffiliated with Chase.

DISTRIBUTIONS AND TAXES

Each Portfolio can make money in two ways. It can earn income and it can realize capital gains. The Portfolios deduct any expenses. They then pay these earnings to shareholders in the form of new shares of the Portfolios at net asset value. Distributions will be taxable to the separate accounts of the participating insurance companies or retirement plans, not the contract holders or plan participants.

The above is a general summary of the tax implications of investing in the Portfolios. Please consult your tax adviser to see how investing in the Portfolios will affect your own tax situation.

WHAT THE TERMS MEAN

COLLATERALIZED MORTGAGE OBLIGATIONS: debt securities that are collateralized by a portfolio of mortgages or mortgage-backed securities.

DEBT SECURITIES: securities used by issuers, such as governmental entities and corporations, to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and repays the amount borrowed at the maturity date of the security. However, if a borrower issues a zero coupon debt security, it does not make regular interest payments.

DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DURATION: A mathematical calculation of the average life of a bond that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in interest rates. For example, if a bond has an average duration of 4 years, its price will move 4% when interest rates move 1%.

INVESTMENT ADVISORY FEE: a fee paid to the investment adviser to manage the Portfolio and make decisions about buying and selling the Portfolio's investments.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MATURITY: Maturity is the length of time until the issuer who sold a debt security must pay back the principal amount of the debt.

MORTGAGE-RELATED SECURITIES: securities that directly or indirectly represent an interest in, or are secured by and paid from, mortgage loans secured by real property.

OTHER EXPENSES: miscellaneous items, including transfer agency, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Portfolio and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio's money for a short time, using the securities as collateral.

STRIPPED OBLIGATIONS: debt securities that are separately traded interest-only or principal-only components of an underlying obligation.

FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Portfolios' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Portfolios (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for one share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Portfolios' Annual Report to Shareholders for the year ended August 31, 2000, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Portfolios or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS


INTERNATIONAL EQUITY PORTFOLIO

                                                                                            Year Ended August 31,
                                                                               -------------------------------------------------
                                                                                 2000      1999      1998        1997      1996
                                                                               -------   -------   -------     -------   -------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 11.36   $  9.63   $ 10.45     $ 10.59   $ 10.89
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income (loss)                                                 (0.03)       --      0.02(b)     0.19      0.22
    Net gains or losses on investments (both realized and unrealized)             2.38      2.32     (0.28)       0.65      0.03
                                                                               -------   -------   -------     -------   -------
    Total from investment operations                                              2.35      2.32     (0.26)       0.84      0.25
                                                                               -------   -------   -------     -------   -------
  Less distributions:
    Dividends from net investment income                                            --      0.10      0.18        0.13      0.25
    Distributions from capital gains                                              0.41      0.49      0.38        0.85      0.30
                                                                               -------   -------   -------     -------   -------
    Total distributions                                                           0.41      0.59      0.56        0.98      0.55
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 13.30   $ 11.36   $  9.63     $ 10.45   $ 10.59
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                    20.58%    25.03%    (2.46%)      8.27%     2.42%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                        $ 7,960   $ 7,337   $ 6,318     $ 5,421   $ 3,901
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                                                       1.10%     1.10%     1.10%       1.11%     1.10%
  Net investment income                                                         (0.15%)    0.04%     0.19%       1.96%     0.82%
  Expenses without waivers, reimbursements and earnings credits                  2.62%     3.24%     3.05%       2.99%     4.22%
  Net investment income without waivers, reimbursements and earnings credits    (1.67%)   (2.10%)   (1.76%)      0.08%    (2.30%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           102%      170%      157%        158%      200%
--------------------------------------------------------------------------------------------------------------------------------

(b) Net investment income per share has been calculated based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS


CAPITAL GROWTH PORTFOLIO

                                                                                            Year Ended August 31,
                                                                               -------------------------------------------------
                                                                                 2000      1999      1998        1997      1996
                                                                               -------   -------   -------     -------   -------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 13.75   $ 11.72   $ 15.52     $ 13.84   $ 11.90
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                         0.03      0.07      0.10        0.09      0.16
    Net gains or losses on investments (both realized and unrealized)             3.54      3.37     (2.37)       3.42      2.14
                                                                               -------   -------   -------     -------   -------
    Total from investment operations                                              3.57      3.44     (2.27)       3.51      2.30
                                                                               -------   -------   -------     -------   -------
  Less distributions:
    Dividends from net investment income                                          0.09      0.09      0.09        0.10      0.14
    Distributions from capital gains                                              0.92      1.32      1.44        1.73      0.22
                                                                               -------   -------   -------     -------   -------
    Total distributions                                                           1.01      1.41      1.53        1.83      0.36
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 16.31   $ 13.75   $ 11.72     $ 15.52   $ 13.84
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                    27.92%    30.59%   (16.38%)     27.27%    19.66%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                        $13,177   $12,649   $11,096     $12,373   $ 7,910
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                                                       0.90%     0.90%     0.90%       0.90%     0.90%
  Net investment income                                                          0.21%     0.59%     0.72%       0.64%     0.97%
  Expenses without waivers, reimbursements and earnings credits                  1.69%     1.70%     1.70%       1.70%     1.97%
  Net investment income without waivers, reimbursements and earnings credits    (0.58%)   (0.21%)   (0.08%)     (0.16%)   (0.10%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           128%       27%       71%         54%      107%
--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


GROWTH AND INCOME PORTFOLIO

                                                                                            Year Ended August 31,
                                                                               -------------------------------------------------
                                                                                 2000      1999      1998        1997      1996
                                                                               -------   -------   -------     -------   -------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 12.63   $ 12.36   $ 15.16     $ 12.74   $ 11.48
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                         0.11      0.06      0.09        0.15      0.29
    Net gains or losses on investments (both realized and unrealized)             1.21      2.58     (0.71)       3.99      1.52
                                                                               -------   -------   -------     -------   -------
    Total from investment operations                                              1.32      2.64     (0.62)       4.14      1.81
                                                                               -------   -------   -------     -------   -------
  Less distributions:
    Dividends from net investment income                                          0.04      0.09      0.13        0.15      0.30
    Distributions from capital gains                                                --      2.28      2.05        1.57      0.25
                                                                               -------   -------   -------     -------   -------
    Total distributions                                                           0.04      2.37      2.18        1.72      0.55
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 13.91   $ 12.63   $ 12.36     $ 15.16   $ 12.74
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                    10.44%    21.23%    (5.45%)     35.53%    16.24%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                        $16,223   $19,153   $17,370     $15,002    $8,081
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                                       0.90%     0.90%     0.90%       0.90%     0.90%
  Net investment income                                                          0.73%     0.54%     0.78%       1.18%     1.71%
  Expenses without waivers, reimbursements and earnings credits                  1.37%     1.33%     1.70%       1.70%     1.98%
  Net investment income without waivers, reimbursements and earnings credits     0.26%     0.11%    (0.02%)      0.38%     0.63%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            65%      114%      170%         89%      129%
--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


ASSET ALLOCATION PORTFOLIO

                                                                                            Year Ended August 31,
                                                                               -------------------------------------------------
                                                                                 2000      1999      1998        1997      1996
                                                                               -------   -------   -------     -------   -------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $ 10.72   $ 10.64   $ 11.57     $ 11.15   $ 11.04
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                         0.29      0.24      0.28        0.33      0.66
    Net gains or losses on investments (both realized and unrealized)             0.68      1.04     (0.25)       1.94      0.49
                                                                               -------   -------   -------     -------   -------
    Total from investment operations                                              0.97      1.28      0.03        2.27      1.15
                                                                               -------   -------   -------     -------   -------
  Less distributions:
    Dividends from net investment income                                          0.30      0.18      0.30        0.30      0.67
    Distributions from capital gains                                              0.08      1.02      0.66        1.55      0.37
                                                                               -------   -------   -------     -------   -------
    Total Distributions                                                           0.38      1.20      0.96        1.85      1.04
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $ 11.31   $ 10.72   $ 10.64     $ 11.57   $ 11.15
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     9.31%    11.88%    (0.04%)     22.61%    10.90%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                        $ 9,112   $ 9,324   $ 7,813     $ 6,282   $ 4,033
--------------------------------------------------------------------------------------------------------------------------------
  Ratios to average net assets:
  Expenses                                                                       0.85%     0.85%     0.85%       0.85%     0.85%
  Net investment income                                                          2.52%     2.48%     2.81%       3.28%     3.18%
  Expenses without waivers, reimbursements and earnings credits                  2.16%     1.90%     1.91%       2.03%     2.33%
  Net investment income without waivers, reimbursements and earnings credits     1.21%     1.43%     1.75%       2.10%     1.71%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           145%      112%      162%        122%      155%
--------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


U.S. GOVERNMENT INCOME PORTFOLIO++

                                                                                            Year Ended August 31,
                                                                               -------------------------------------------------
                                                                                 2000      1999      1998        1997      1996
                                                                               -------   -------   -------     -------   -------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  9.51   $ 10.12   $  9.40     $  9.53   $ 10.69
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                         0.59      0.52      0.39        0.52      1.17
    Net gains or losses on investments (both realized and unrealized)             0.10     (0.62)     0.64        0.22     (0.86)
                                                                               -------   -------   -------     -------   -------
    Total from investment operations                                              0.69     (0.10)     1.03        0.74      0.31
                                                                               -------   -------   -------     -------   -------
  Less distributions:
    Dividends from net investment income                                          0.58      0.51      0.31        0.54      1.13
    Distributions from capital gains                                              0.18        --        --        0.33      0.34
                                                                               -------   -------   -------     -------   -------
    Total distributions                                                           0.76      0.51      0.31        0.87      1.47
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  9.44   $  9.51   $ 10.12     $  9.40   $  9.53
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     7.80%    (1.15%)   11.12%       8.11%     2.62%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                        $ 5,885   $ 6,433   $ 6,581     $ 3,801   $ 2,994
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                                                       0.80%     0.80%     0.80%       0.80%     0.80%
  Net investment income                                                          5.70%     5.35%     5.40%       5.91%     6.06%
  Expenses without waivers, reimbursements and earnings credits                  2.49%     1.97%     1.99%       1.50%     1.79%
  Net investment income without waivers, reimbursements and earnings credits     4.01%     4.18%     4.21%       5.21%     5.07%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            37%       31%       14%         40%       83%
--------------------------------------------------------------------------------------------------------------------------------


++ On 12/27/96, the Portfolio changed its name from U.S. Treasury Income
   Portfolio to U.S. Government Income Portfolio.

FINANCIAL HIGHLIGHTS


MONEY MARKET PORTFOLIO

                                                                                            Year Ended August 31,
                                                                               -------------------------------------------------
                                                                                 2000      1999      1998        1997      1996
                                                                               -------   -------   -------     -------   -------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $  1.00   $  1.00   $  1.00     $  1.00   $  1.00
--------------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
    Net investment income                                                         0.05      0.05      0.05        0.05      0.05
    Net gains or losses on investments (both realized and unrealized)               --        --        --          --        --
                                                                               -------   -------   -------     -------   -------
    Total from investment operations                                              0.05      0.05      0.05        0.05      0.05
                                                                               -------   -------   -------     -------   -------
  Less distributions:
    Dividends from net investment income                                          0.05      0.05      0.05        0.05      0.05
    Distributions from capital gains                                                --        --        --          --        --
                                                                               -------   -------   -------     -------   -------
    Total distributions                                                           0.05      0.05      0.05        0.05      0.05
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  1.00   $  1.00   $  1.00     $  1.00   $  1.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                     5.57%     4.66%     5.04%       4.93%     5.15%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                                        $ 3,883   $ 3,991   $ 3,279     $ 4,854   $ 2,950
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                                                       0.55%     0.55%     0.55%       0.55%     0.55%
  Net investment income                                                          5.43%     4.54%     4.94%       4.84%     5.10%
  Expenses without waivers, reimbursements and earnings credits                  2.51%     2.28%     2.24%       1.46%     1.74%
  Net investment income without waivers, reimbursements and earnings credits     3.47%     2.81%     3.25%       3.93%     3.91%
--------------------------------------------------------------------------------------------------------------------------------

HOW TO REACH US


MORE INFORMATION

You'll find more information about the Portfolios in the following documents:


ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Portfolio's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolios and their policies. By law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask questions, by calling the Trust at 1-800-908-4782. You can also find information on-line at www.chasevista.com on the Internet.

You can write the SEC's Public Reference Room and ask them to mail you information about the Portfolios, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-6009
1-800-SEC-0330

Reports, a copy of the SAI and other information about the Portfolios is also available on the SEC's website at http://www.sec.gov.

The Portfolio's Investment Company Act File No. is 811-8630

                                       [Logo]
                                 Chase Vista Funds



                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               DECEMBER 29, 2000



                         INTERNATIONAL EQUITY PORTFOLIO
                            CAPITAL GROWTH PORTFOLIO
                           GROWTH AND INCOME PORTFOLIO
                           ASSET ALLOCATION PORTFOLIO
                        U.S. GOVERNMENT INCOME PORTFOLIO
                             MONEY MARKET PORTFOLIO




        1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NEW YORK 10036


        This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering shares of the Portfolios. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of the International Equity Portfolio, Capital Growth Portfolio, Growth and Income Portfolio and Asset Allocation Portfolio (collectively the "Equity Portfolios"), and the U.S. Government Income Portfolio and Money Market Portfolio (collectively the "Income Portfolios"). Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS DATED DECEMBER 1, 1999, CONTACT YOUR PARTICIPATING INSURANCE COMPANY OR QUALIFIED RETIREMENT PLAN TRUSTEE OR THE TRUST AT 1-800-968-4782.


                                                                  MFVAT-SAI-1200

TABLE OF CONTENTS                                                           PAGE
The Trust..................................................................   3
Investment Policies and Restrictions.......................................   3
Performance Information....................................................  22
Determination of Net Asset Value...........................................  25
Tax Matters................................................................  26
Management of the Trust and the Portfolios.................................  29
Independent Accountants....................................................  38
Certain Regulatory Matters.................................................  38
General Information........................................................  39
Appendix A--Description of Certain Obligations Issued or Guaranteed
   by U.S. Government Agencies or Instrumentalities........................ A-1
Appendix B--Description of Ratings......................................... B-1

                                   THE TRUST

        The Mutual Fund Variable Annuity Trust (the "Trust"), organized as a Massachusetts business trust on April 14, 1994, is an open-end management investment company. The Trust presently consists of six separate portfolios (the "Portfolios"). Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts issued by life insurance companies ("Participating Insurance Companies"), as well as to certain qualified retirement plans.

        The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust, including the Portfolios. The Chase Manhattan Bank ("Chase") is the investment adviser (the "Adviser") for each Portfolio. Chase Asset Management, Inc. ("CAM"), an investment adviser subsidiary of Chase, is the sub-investment adviser to the Portfolios, other than the International Equity Portfolio. Chase Asset Management (London) Limited ("CAM London"), a registered investment adviser, is the sub-investment adviser to the International Equity Portfolio. Chase also serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Portfolios.

        Effective as of December 27, 1996, U.S. Treasury Income Portfolio was renamed U.S. Government Income Portfolio.

                      INVESTMENT POLICIES AND RESTRICTIONS

                               INVESTMENT POLICIES

        The Prospectus sets forth the various investment policies of each Portfolio. The following information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

        U.S. GOVERNMENT SECURITIES. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

        In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Portfolio were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Portfolio invests in such securities normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

        BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

        Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

        Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations.

        DEPOSITARY RECEIPTS. A Portfolio will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying security to no more than 5% of the value of its net assets (at the time of investment). A purchaser of an unsponsored Depositary Receipt may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

        ECU OBLIGATIONS. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Trustees do not believe that such adjustments will adversely affect holders of ECU-denominated securities or the marketability of such securities.

        SUPRANATIONAL OBLIGATIONS. Supranational organizations, include organizations such as the World Bank, which was chartered to finance development projects in developing member countries; the European Community, which is a multinational organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

        CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Portfolio and increase its brokerage and other transaction expenses.

        WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

        COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

        The commercial paper and other short-term obligations of U.S. and foreign corporations which may be purchased by the Money Market Portfolio, other than those of bank holding companies, include obligations which are (i) rated Prime-1 by Moody's, A-1 by S&P, or F-1 by Fitch, or comparably rated by another national statistical rating organization ("NRO"); or (ii) determined by the advisers to be of comparable quality to those rated obligations which may be purchased by the Money Market Portfolio at the date of purchase or which at the date of purchase have an outstanding debt issue rated in the highest rating category by Moody's, S&P, Fitch or another NRO. The commercial paper and other short-term obligations of U.S. bank holding companies which may be purchased by the Money Market Portfolio include obligations issued or guaranteed by bank holding companies with total assets exceeding $1 billion. For purposes of the size standards with respect to banks and bank holding companies, "total deposits" and "total assets" are determined on an annual basis by reference to an institution's then most recent annual financial statements.

        REPURCHASE AGREEMENTS. A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Portfolio is permitted to invest. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Portfolio will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Portfolios' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the same risks described below with respect to stand-by commitments.

        REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon price and date. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Portfolio is obliged to purchase the securities. A Portfolio retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Money Market Portfolio will enter into such transactions only with member banks of the Federal Reserve System or securities dealers believed creditworthy.

        FORWARD COMMITMENTS. In order to invest a Portfolio's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange
Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Portfolio's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Portfolio consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Portfolio's commitments to purchase "when-issued" or "forward delivery" securities will be established at the Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Portfolio.

        Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Portfolio's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates.Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Portfolio will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses.

        To the extent a Portfolio engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

        FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them. The floating or variable rate demand instruments in which the Money Market Portfolio may invest are payable on demand on not more than seven calendar days' notice.

        The terms of these types of securities commonly provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. A Portfolio will decide which variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

        In the case of the Money Market Portfolio, the Board of Trustees may determine that an unrated floating or variable rate security meets the Portfolio's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets such quality criteria, or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality," no credit support from a bank or other financial institution will be necessary. The Board of Trustees will re-evaluate each unrated floating or variable rate security on a quarterly basis to determine that it continues to meet the Money Market Portfolio's high quality criteria. If an instrument is ever deemed to fall below the Money Market Portfolio's high quality standards, either it will be sold in the market or the demand feature will be exercised.

        The securities in which the Money Market Portfolio may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives the Money Market Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for the Money Market Portfolio.

        The Money Market Portfolio may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Portfolio's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by the Portfolio. The total fees generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, the Money Market Portfolio will attempt to have the issuer of the participation certificate bear the cost of any such insurance, although the Portfolio retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting the Portfolio to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. The Portfolio's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

        The advisers have been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Portfolios, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolios may subscribe. Although these instruments may be sold by a Portfolio, it is intended that they be held until maturity.

        Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. A Portfolio's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

        The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Portfolio is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. With respect to the Money Market Portfolio, the maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Portfolio's dollar-weighted average portfolio maturity.

        ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

        Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Portfolio in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

        Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

        Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.


        ILLIQUID SECURITIES. As a matter of nonfundamental policy, the Portfolios may invest up to 15% (10% in the case of the Money Market Portfolio) of their respective net assets in illiquid securities, including repurchase agreements maturing in more than seven days and fixed time deposits subject to withdrawal penalties having notice periods of more than seven days.


        For purposes of its limitation on investments in illiquid securities, each Portfolio may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.
Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio which agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

        One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities and Section 4(2) paper.

        STAND-BY COMMITMENTS. In a put transaction, a Portfolio acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Portfolio to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

        TENDER OPTION FLOATING OR VARIABLE RATE CERTIFICATES. The Money Market Portfolio may invest in tender option bonds. A tender option bond is a synthetic floating or variable rate security issued when long term bonds are purchased in the secondary market and are then deposited into a trust. Custodial receipts are then issued to investors, such as the Money Market Portfolio, evidencing ownership interests in the trust. The trust sets a floating or variable rate on a daily or weekly basis which is established through a remarketing agent. These types of instruments, to be money market eligible under Rule 2a-7, must have a liquidity facility in place which provides additional comfort to the investors in case the remarketing fails. The sponsor of the trust keeps the difference between the rate on the long term bond and the rate on the short term floating or variable rate security.

        SECURITIES LOANS. To the extent specified in the Prospectus, each Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Portfolio's total assets. In connection with such loans, a Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Portfolio can increase its income through the investment of such collateral. A Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institutions with which they have engaged in portfolio loan transactions breach their agreements with such Portfolio. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

      ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

        INTRODUCTION. As explained more fully below, the Equity Portfolios and the U.S. Government Income Portfolio may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

        Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Portfolio.

        Each of the Portfolios may invest their assets in derivative and related instruments subject only to their respective investment objectives and policies and the requirement that the Portfolio maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Portfolio.

        The value of some derivative or similar instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Portfolios--the ability of a Portfolio to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers incorrectly forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Portfolio could be exposed to the risk of a loss. The Portfolios might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

        Set forth below is an explanation of the various derivatives strategies and related instruments the Portfolios may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Portfolios' current Prospectus as well as provide useful information to prospective investors.

        RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may incorrectly forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Portfolio may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Portfolio. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Portfolio than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Portfolio may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

        SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Equity Portfolios and the U.S. Government Income Portfolio.

        OPTIONS ON SECURITIES, SECURITIES INDEXES, CURRENCIES AND DEBT INSTRUMENTS. A Portfolio may PURCHASE, SELL or EXERCISE call and put options on
(i) securities, (ii) securities indexes, and (iii) debt instruments.

        Although in most cases these options will be exchange-traded, the Portfolios may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

        One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Portfolio may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Portfolios will not write uncovered options.

        In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Portfolio writing a covered call (i.e., where the underlying securities are held by the Portfolio) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

        If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Portfolio may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

        The futures contracts and futures options may be based on various instruments or indices in which the Portfolios may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

        Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Portfolio may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Portfolio intends to acquire an instrument or enter into a position. For example, a Portfolio may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

        When writing or purchasing options, the Portfolios may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Portfolios may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

        Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Portfolios will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

        FORWARD CONTRACTS. A Portfolio may use foreign currency and interest-rate forward contracts for various purposes as described below.

        Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Portfolio that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

        A Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investments or anticipated investments in securities denominated in foreign currencies. A Portfolio may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

        A Portfolio may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

        INTEREST RATE AND CURRENCY TRANSACTIONS. A Portfolio may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Portfolio's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Portfolio is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

        The Portfolios will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Portfolio is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Portfolio's risk of loss consists of the net amount of interest or currency payments that the Portfolio is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Portfolios expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

        A Portfolio may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

        A Portfolio may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Portfolio. In addition, a Portfolio may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Portfolio may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Portfolio's foreign currency denominated portfolio securities and the use of such techniques will subject the Portfolio to certain risks.

        The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Portfolio's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

        A Portfolio may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Portfolio will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

        MORTGAGE-RELATED SECURITIES. A Portfolio may purchase mortgage-backed securities--i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.


        The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security.

        A Portfolio may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. Government, or U.S. Government-related, entities, and their income streams.

        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

        REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. Government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

        The advisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Portfolio may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Portfolios may consider making investments in such new types of mortgage-related securities.

        DOLLAR ROLLS. Under a mortgage "dollar roll," a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Portfolio forgoes principal and interest paid on the mortgage-backed securities. A Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Portfolio enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

        ASSET-BACKED SECURITIES. Each Portfolio, including the Money Market Portfolio, may invest in asset-backed securities, including conditional sales contracts, equipment lease certificates and equipment trust certificates. The advisers expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables-SM- or CARS-SM- ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Portfolio also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security and the overall nature of the marketplace for the security.

        STRUCTURED PRODUCTS. A Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Portfolio may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

        A Portfolio may also invest in other types of structured products, including among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Portfolio invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Portfolio may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Portfolio may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Portfolio's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Portfolio's fundamental investment limitation related to borrowing and leverage.

        Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Portfolio invests may be deemed illiquid and subject to its limitation on illiquid investments.

        Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

        ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Portfolios is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Portfolio may enter into such transactions for purposes other than bona fide hedging purposes, provided that a Portfolio may enter into such transactions for purposes other that bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

        When a Portfolio purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Portfolio's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

        A Portfolio's ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Portfolio derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months.

                             INVESTMENT RESTRICTIONS

        The Portfolios have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Portfolio which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

        Each Portfolio may not:

               (1) borrow money, except that each Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Portfolio's total assets must be repaid before the Portfolio may make additional investments;

               (2) make loans, except that each Portfolio may: (i) purchase and hold debt instruments (includ ing without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets;

               (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) there is no limitation with respect to securities issued by banks, or repurchase agreements secured thereby, (ii) with respect to a Portfolio's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction and (iii) the Money Market Portfolio may invest more than 25% of its total assets in obligations issued by banks, including U.S. banks, and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

               (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Portfolio from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

               (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Portfolio in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

               (6) issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Portfolio may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth above, a Portfolio may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Portfolio's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

               (7) underwrite securities issued by other persons except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

        In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Portfolio may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Portfolio. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Portfolio in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

 In addition, the Portfolios will be subject to the following nonfundamental restrictions which may be changed without shareholder approval:

               (1) Each Portfolio other than the Asset Allocation Portfolio and Money Market Portfolio may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer. Each of the Asset Allocation Portfolio and Money Market Portfolio may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities).

               (2) Each Portfolio may not make short sales of securities, other than short sales "against the box" (i.e., where the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short) or purchase securities on margin except for short-term credit necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Portfolio.

               (3) Each Portfolio may not purchase or sell interests in oil, gas or mineral leases.


               (4) Each Equity Portfolio and the U.S. Government Income Portfolio may not invest more than 15% of its net assets in illiquid securities; the Money Market Portfolio may not invest more than 10% of its net assets in illiquid securities.


               (5) Each Portfolio may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) with respect to the Growth and Income Portfolio and the Capital Growth Portfolio only, the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities, (ii) with respect to all of the Portfolios, the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (iii) with respect to a Portfolio's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

               (6) Each Portfolio may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

               For purposes of the Portfolios' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.


               With respect to the International Equity Portfolio, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or under taking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Portfolio's holding of that issue exceeding 30% of the total asset value of the Portfolio and, if the Portfolio's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

               In order to permit the sale of its shares in certain states, a Portfolio may make commitments more restrictive than the investment policies and limitations described above and in the Prospectus.

               If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Portfolio will not be considered a violation. If the value of a Portfolio's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

        Specific decisions to purchase or sell securities for a Portfolio are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Portfolio and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Portfolios' investments are reviewed by the Board of Trustees. The portfolio managers may serve other clients of the advisers in a similar capacity. Money market instruments are generally purchased in principal transactions; thus, the Money Market Portfolio generally pays no brokerage commissions.

        The frequency of a Portfolio's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Portfolio will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Portfolios investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.


        The Portfolios' portfolio turnover rates for the three most recent fiscal years were as follows:





                                                YEAR ENDED            YEAR ENDED            YEAR ENDED
                                              AUGUST 31, 1998       AUGUST 31, 1999       AUGUST 31, 2000
                                              ---------------       ---------------       ---------------

International Equity Portfolio                      157%                  170%                  102%
Capital Growth Portfolio                             71%                   27%                  128%
Growth and Income Portfolio                         170%                  114%                   65%
Asset Allocation Portfolio                          162%                  112%                  145%
U.S. Government Income Portfolio                     14%                   31%                   37%


        Under the advisory agreement and the sub-advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Portfolios. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Portfolio on any particular transaction, and are not required to execute any order in a fashion either preferential to any Portfolio relative to other accounts they manage or otherwise materially adverse to such other accounts.

        Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Portfolio normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Portfolio's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Portfolios by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

        Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser and sub-advisers may cause the Portfolios to pay a broker-dealer which provides brokerage and research services to the adviser and sub-advisers, the Portfolios and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Portfolios in excess of the amount of the broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Portfolios. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Portfolios and their reasonableness in relation to the benefits to the Portfolios. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

        The management fees that the Portfolios pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Portfolios' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Portfolios will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of the Portfolios and other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Portfolios. While such services are not expected to reduce the expenses of the adviser or sub-advisers, the advisers would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

        In certain instances, there may be securities that are suitable for one or more of the Portfolios as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Portfolios and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Portfolios or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolios are concerned. However, it is believed that the ability of the Portfolios to participate in volume transactions will generally produce better executions for the Portfolios.

        No portfolio transactions are executed with the advisers or with any affiliate of the advisers, acting either as principal or as broker.


         The aggregate brokerage commissions paid by the following Portfolios for the three most recent fiscal years were as follows:



                                          YEAR ENDED             YEAR ENDED             YEAR ENDED
                                        AUGUST 31, 1998        AUGUST 31, 1999        AUGUST 31, 2000
                                        ---------------        ---------------        ---------------
International Equity Portfolio          $54,862                $57,344                $44,043
Capital Growth Portfolio                 22,800                 15,247                 40,848
Growth and Income Portfolio              66,752                 56,234                 30,945
Asset Allocation Portfolio               16,824                 15,572                 10,777


                             PERFORMANCE INFORMATION

        From time to time, a Portfolio may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Portfolio in the future. From time to time, the performance and yield of classes of a Portfolio may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Portfolio or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Portfolio or its classes. A Portfolio's performance may be compared with indices such as the Lehman Brothers Government/Credit Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Portfolio may, with proper authorization, reprint articles written about such Portfolio and provide them to prospective shareholders.

        A Portfolio may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Portfolio over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period.

        Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Portfolio will vary based on market conditions, the current market value of the securities held by a Portfolio and changes in the Portfolio's expenses. The advisers, the Administrator, the sub-administrator and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the sub-administrator may assume a portion of a Portfolio's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of a Portfolio during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Portfolio to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares).

        Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Portfolio.

                              TOTAL RATE OF RETURN

        A Portfolio's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

        The Portfolios may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Portfolio with other measures of investment return.

                          AVERAGE ANNUAL TOTAL RETURNS


        The average annual total rate of return figures for the Portfolios, reflecting the initial investment and assuming the reinvestment of all distributions for the one and five year periods ended August 31, 2000 and for the period from commencement of operations for each such Portfolio to August 31, 2000 were as follows:



                                                     ONE YEAR             FIVE YEARS          SINCE INCEPTION
                                                     --------             ---------           ---------------
International Equity Portfolio                        20.58%                10.27%                11.00%
Capital Growth Portfolio                              27.92%                16.30%                18.39%
Growth and Income Portfolio                           10.44%                14.80%                16.25%
Asset Allocation Portfolio                             9.31%                10.70%                11.67%
U.S. Government Portfolio                              7.80%                 5.61%                 6.37%

                      NON-STANDARDIZED PERFORMANCE RESULTS

        The table below reflects the net change in the value of an assumed initial investment of $10,000 in the Portfolios for the period since inception through August 31, 2000.

        The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Portfolios may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectus, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Portfolios in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Portfolios with those published for other investment companies and other investment vehicles.



             PERIOD ENDED                                        TOTAL
            AUGUST 31, 2000                                      VALUE
-----------------------------------                             --------
International Equity Portfolio                                   17,758
Capital Growth Portfolio                                         25,316
Growth and Income Portfolio                                      22,892
Asset Allocation Portfolio                                       18,349
U.S. Government Income Portfolio                                 14,043


                                 YIELD QUOTATIONS

        Any current "yield" quotation for a class of shares of a Portfolio, other than the Money Market Portfolio, shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Portfolio's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

        Any current "yield" for a class of shares of the Money Market Portfolio which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and shall be calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation for a class of shares of the Money Market Portfolio so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

        Because of the charges and deduction imposed by the plans and separate accounts, the total rate of return and yield realized by plan participants or owners in the subdivisions of the accounts will be lower than the total rate of return and yield for the corresponding Portfolio.

        The yields of the shares of the Portfolios for the thirty-day period ended August 31, 2000 were as follows:



International Equity Portfolio                     0.00%
Capital Growth Portfolio                           0.00%
Growth and Income Portfolio                        0.65%
Asset Allocation Portfolio                         2.38%
U.S. Government Income Portfolio                   5.68%



        The seven-day yield for the Money Market Portfolio for the period ended August 31, 2000 was 6.03%.

                        DETERMINATION OF NET ASSET VALUE

        As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Since the International Equity Portfolio invests in securities primarily listed on foreign exchanges which may trade on Saturdays or other customary United States national business holidays on which the Portfolio does not price, the Portfolio's portfolio will trade and the net asset value of the Portfolio's shares may be significantly affected on days when the investor has no access to the Portfolio.


        Each Portfolio calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Money Market Portfolio's portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter at a constant rate to maturity accreting discounts and amortizing premiums. Pursuant to the rules of the Securities and Exchange Commission, the Board of Trustees has established procedures to stabilize the net asset value of the Money Market Portfolio at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the $1.00 amortized cost price per share. If fluctuating interest rates cause the market value of the Money Market Portfolio's portfolio to approach a deviation of more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Trustees will consider what action, if any, should be initiated. Such action may include redemption of shares in kind (as described in greater detail below), selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Money Market Portfolio has established procedures to ensure that its portfolio securities meet its high quality criteria.

        Equity securities in a Portfolio's portfolio are valued at the last sale price on the exchange on which they are primarily trade on or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) in a Portfolio's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

        Interest income on long-term obligations in a Portfolio's portfolio is determined on the basis of inter-est accrued plus amortization of discount (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                                   TAX MATTERS

        The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Portfolios' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or its shareholders, and the discussions here and in the Portfolios' Prospectus are not intended as substitutes for careful tax planning.

        The holders of the variable insurance or annuity contracts should not be subject to tax with respect to distributions made on Portfolio shares, assuming that the variable insurance and annuity contracts qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as life insurance or annuities, respectively, and that the separate accounts of Participating Insurance Companies are treated as the owners of the Portfolio shares. See "Qualifications of Segregated Asset Accounts." The summary describes tax consequences to the owner of the Portfolio shares (i.e. the plans or separate accounts), and the Portfolio itself. It does not describe the tax consequences to a holder of a life insurance contract or annuity contract as a result of the ownership of such policies or contracts. Contract or policy holders must consult the prospectuses of their respective contracts or policies ("Separate Account Prospectuses") for information concerning the Federal income tax consequences of owning such contracts or policies.

                 QUALIFICATION AS A REGULATED INVESTMENT COMPANY

        Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

        In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

        In addition to satisfying the requirements described above, a Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which it does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

        Each Portfolio other than the Money Market Portfolio may engage in hedging or derivatives transac-tions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Portfolio and defer recognition of certain of the Portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

        If a Portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), such Portfolio may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by a Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, such Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to such Portfolio. Alternatively, under recently enacted legislation, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, such Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

        If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be treated by the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

        A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year.

        Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                   QUALIFICATION OF SEGREGATED ASSET ACCOUNTS

        A variable life insurance or annuity contract will not be treated as a life insurance contract or annuity, respectively, under the Code, if the segregated asset account upon which such contracts are based is not

"adequately diversified." A segregated asset account will be "adequately diversified" if it satisfies one of two alternative tests set forth in the Treasury Regulations as of the end of each calendar quarter (or within 30 days thereafter). First, the Treasury Regulations provide that a segregated asset account will be adequately diversified if no more than 55% of the value of its total assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as adequately diversified if the diversification requirements under Subchapter M, as set forth above, are satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract can also be considered adequately diversified if, instead of satisfying either of the above-noted tests, the segregated asset account, excluding U.S. Government securities, satisfies the general diversification percentages noted above increased by the product of (a) .5 and (b) the percentage of value of the total assets of the segregated asset account represented by the Treasury securities. The effect of this special test is that a segregated asset account is treated as adequately diversified to the extent it holds securities issued by the U.S. Government.

        For purposes of these diversification tests, a segregated asset account invested in shares of a regulated investment company will be entitled to "look-through" the shares of the regulated investment company to its pro rata portion of the assets of the regulated investment company based on its stock ownership in the company, provided that the shares of the regulated investment company are generally held only by insurance companies, certain fund managers, and trustees of qualified pension or retirement plans (a "Closed Fund").

        If the segregated asset account upon which a variable contract is based is not treated as "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance policy or annuity contract under the Code for all subsequent periods and (b) the holders of such policy or contract must include as ordinary income the "income on the contract" for each taxable year. The "income on the contract" is generally the excess of (a) the sum of the increase in net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year over (b) the premiums paid under the contract during the taxable year. In addition, it is also possible that if the Portfolio does not satisfy the requirements of a Closed Fund set forth above, the holders of the contracts and annuities, which invest in the Portfolio through the segregated asset account, will be treated as the owners of such shares and taxable with respect to distributions paid by the Portfolio, as described herein.

                             PORTFOLIO DISTRIBUTIONS

        Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions are generally offset by deductible life insurance reserves and should therefore not be taxable to the Accounts. Contract or policy holders should consult the prospectuses of their respective contracts or policies concerning the tax treatment of the Accounts.

                             MANAGEMENT OF THE TRUST

                              TRUSTEES AND OFFICERS

        The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.


        FERGUS REID, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 68. Address: 202 June Road, Stamford, CT 06903.



        *H. RICHARD VARTABEDIAN--Trustee and President of the Trust. Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Age: 64. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.



        WILLIAM J. ARMSTRONG--Trustee. Retired; formerly Vice President and Treasurer, Ingeroll-Rand Company. Age: 59. Address: 287 Hampshire Ridge, Park Ridge, N.J. 07656.



        JOHN R.H. BLUM--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 71. Address: 322 Main Street, Lakeville, CT 06039.



        STUART W. CRAGIN, JR.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 67. Address: 108 Valley Road, Cos Cob, CT 06807.



        ROLAND R. EPPLEY, JR.--Trustee. Retired: formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc. (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc.
Age: 68. Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.



        JOSEPH J. HARKINS--Trustee. Retired; formerly Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1989. He was employed by Chase in numerous capacities and offices from 1954 through 1989. Director of Blessings Corporation, Jefferson Insurance Company of New York, Monticello Insurance Company and National. Age: 69.
Address: 257 Plantation Circle South, Ponte Vedra Beach, FL 32082.



        *SARAH E. JONES--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 47. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



        W.D. MACCALLAN--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp. Retired; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; formerly Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age:
73. Address: 624 East 45th Street, Savannah, GA 31405.



        GEORGE E. MCDAVID--Trustee. Retired; formerly President, Houston Chronicle Publishing Company. Age: 70. Address: P.O. Box 2558, Houston, TX 77252.



        W. PERRY NEFF--Trustee. Independent Financial Consultant; Director of North America Life Assurance Co., Petroleum & Resources Corp. and The Adams Express Co.; formerly Director and Chairman of The Hanover Funds, Inc.; formerly Director, Chairman and President of The Hanover Investment Funds, Inc. Age: 73.
Address: RR 1 Box 102, Weston, VT 05181.

        *LEONARD M. SPALDING, JR.--Trustee. Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management and formerly Chief Investment Executive of The Chase Manhattan Private Bank, Age: 65. Address: 2025 Lincoln Park Road, Springfield, KY 40069.




        RICHARD E. TEN HAKEN--Trustee; Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System.
Age: 66. Address: 4 Barnfield Road, Pittsford, NY 14534.



        IRVING L. THODE--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.



        MARTIN R. DEAN--Treasurer. Vice President, Administration Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.



        LISA HURLEY--Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Assets Management and Northstar Investments Management. Age: 45. Address: 90 Park Avenue, New York, NY 10016.



        VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J.& W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10036.



        ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services, Inc.; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.

----------------
* Asterisks indicate those Trustees that are "interested persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being Chairman of the Trust.


        The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended August 31, 2000.



        The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Investment Trust, Mutual Fund Master Investment Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "Vista Funds").

            REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

        Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Set forth below is information regarding compensation earned during the fiscal year ended August 31, 2000 for each Trustee of the
Trust:



                                                    INTERNATIONAL                 CAPITAL                   GROWTH AND
                                                       EQUITY                      GROWTH                     INCOME
                                                     PORTFOLIO                    PORTFOLIO                  PORTFOLIO
                                                  ---------------                 ---------                  ----------
Fergus Reid, III, Trustee                              $30.97                      $46.72                     $65.55
H. Richard Vartebedian, Trustee                         21.46                       32.34                      45.43
William J. Armstrong, Trustee                           14.51                       21.96                      31.01
John R.H. Blum, Trustee                                 15.76                       23.83                      33.68
Stuart W. Cragin, Jr., Trustee                          14.51                       21.96                      31.01
Roland R. Eppley, Jr., Trustee                          14.85                       21.75                      30.05
Joseph J. Harkins, Trustee                              14.15                       21.36                      30.09
Sarah E. Jones, Trustee                                --                          --                          --
W.D. MacCallan, Trustee                                 14.07                       21.35                      30.14
George E. McDavid, Trustee                               6.06                        8.52                      11.09
W. Perry Neff, Trustee                                  14.13                       21.26                      29.91
Leonard M. Spalding, Jr., Trustee                       14.51                       21.96                      31.01
Richard E. Ten Haken, Trustee                           15.75                       23.78                      33.47
Irving L. Thode, Trustee                                14.35                       21.64                      30.38





                                                       ASSET                  U.S. GOVERNMENT                 MONEY
                                                     ALLOCATION                   INCOME                      MARKET
                                                     PORTFOLIO                  PORTFOLIO                    PORTFOLIO
                                                     ----------               ---------------                ---------
Fergus Reid, III, Trustee                              $34.47                      $22.21                     $15.06
H. Richard Vartebedian, Trustee                         23.89                       15.37                      10.44
William J. Armstrong, Trustee                           16.25                       10.47                       7.10
John R.H. Blum, Trustee                                 17.65                       11.35                       7.70
Stuart W. Cragin, Jr., Trustee                          16.25                       10.47                       7.10
Roland R. Eppley, Jr., Trustee                          16.04                       10.20                       7.03
Joseph J. Harkins, Trustee                              15.78                       10.15                       6.89
Sarah E. Jones, Trustee                                --                          --                          --
W.D. MacCallan, Trustee                                 15.79                       10.19                       6.89
George E. McDavid, Trustee                               6.15                        3.89                       2.75
W. Perry Neff, Trustee                                  15.73                       10.13                       6.89
Leonard M. Spalding, Jr., Trustee                       16.25                       10.47                       7.10
Richard E. Ten Haken, Trustee                           17.59                       11.31                       7.68
Irving L. Thode, Trustee                                15.96                       10.30                       7.01





                                                       PENSION OR RETIREMENT
                                                         BENEFITS ACCRUED                       TOTAL COMPENSATION
                                                      BY THE FUND COMPLEX(1)                   FROM FUND COMPLEX(2)
                                                      -----------------------                  --------------------
Fergus Reid, III, Trustee                                    $110,091                               $202,750
H. Richard Vartebedian, Trustee                                86,791                                134,350
William J. Armstrong, Trustee                                  41,781                                 90,000
John R.H. Blum, Trustee                                        79,307                                 98,750
Stuart W. Cragin, Jr., Trustee                                 55,742                                 89,000
Roland R. Eppley, Jr., Trustee                                 58,206                                 91,000
Joseph J. Harkins, Trustee                                     75,554                                 90,500
Sarah E. Jones, Trustee                                           --                                      --
W.D. MacCallan, Trustee                                        77,769                                 88,500
George E. McDavid, Trustee                                        --                                  62,250
W. Perry Neff, Trustee                                         74,269                                 88,000
Leonard M. Spalding, Jr., Trustee                              35,335                                 89,000
Richard E. Ten Haken, Trustee                                  60,398                                 99,500
Irving L. Thode, Trustee                                       64,503                                 90,000

(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Trust, and Mutual Fund Trust for the fiscal year ended August 31, 2000 and by Mutual Fund Group, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000.



(2) Data reflects total estimated compensation earned during the period January 1, 2000 to December 31, 2000 for service as a Trustee to all Funds advised by the adviser.



        As of August 31, 2000, the Trustees and officers as a group owned less than 1% of each Portfolio's outstanding shares, all of which were acquired for investment purposes.

               VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

        Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Vista Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.


        Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of August 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, McDavid, Neff, Spalding, Ten Haken, Thode and Ms. Jones are 15, 8, 12, 15, 7, 11, 10, 10, 2, 15, 2, 15, 7 and 0, respectively.




                                      HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS
                  -----------------------------------------------------------------------------------------------
                  $80,000          $100,000         $120,000          $140,000          $160,000         $200,000




  YEARS OF
  SERVICE                                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
-----------       -----------------------------------------------------------------------------------------------
     16           $80,000          $100,000         $120,000          $140,000          $160,000         $200,000
     14            76,800            96,000          115,200           134,400           153,600          192,000
     12            70,400            88,000          105,600           123,200           140,800          176,000
     10            64,000            80,000           96,000           112,000           128,000          160,000
      8            51,200            64,000           76,800            89,600           102,400          128,000
      6            38,400            48,000           57,600            67,200            76,800           96,000
      4            25,600            32,000           38,400            44,800            51,200           64,000



        Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Vista funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.


        Messrs. Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 2000 calendar year. Their total estimated contributions for the calendar year are $39,800, $81,000 and $134,350, respectively.

        The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                             ADVISER AND SUB-ADVISER

        Chase acts as investment adviser to the Portfolios pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Portfolios. Pursuant to the terms of the Advisory Agreement, Chase provides the Portfolios with such investment advice and supervision as it deems necessary for the proper supervision of the Portfolios' investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Portfolios' assets shall be held uninvested. The advisers to the Portfolios furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for their Portfolios. The Advisory Agreement for the Portfolios will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Portfolio's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

        Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Portfolios with greater opportunities and flexibility in accessing investment expertise.

        Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Portfolios on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Portfolio's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

        With respect to the Equity Portfolios, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To undercover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

        In the event the operating expenses of the Portfolios, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Portfolios imposed by the securities laws or regulations thereunder of any state in which the shares of the Portfolios are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Portfolios during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

        Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Portfolio and are under the common control of Chase as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of Chase.


        Chase, on behalf of the Portfolios (except the International Equity Portfolio), has entered into an investment sub-advisory agreement with Chase Fleming Asset Management (USA), Inc. ("CFAM (USA)"). With respect to the International Equity Portfolio, Chase has entered into an investment sub-advisory agreement with Chase Fleming Asset Management (London) Inc. ("CFAM
(L)"). With respect to the day-to-day management of the Portfolios, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Portfolios.

        Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives.


        CFAM (USA) is a wholly-owned operating subsidiary of the adviser. CFAM
(USA) is registered with the Securities and Exchange Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CFAM (USA) also serve as portfolio managers for Chase.



        CFAM (L) London is an indirect wholly-owned operating subsidiary of the adviser. CFAM (USA) London is registered with the Securities and Exchange Commission and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function, and the same individuals who serve as portfolio managers for CFAM (L) London also serve as portfolio managers for Chase.

         In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Portfolio an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Portfolio's average daily net assets specified in the Prospectus. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For their services under their sub-advisory agreements, CFAM (USA) and CFAM London will be entitled to receive, with respect to each such Portfolio, such compensation, payable by the adviser out of its advisory fee, as is described in the Prospectus.




        For the fiscal years ended August 31, 1998, 1999, and 2000, Chase earned the following investment advisory fees with respect to the following Portfolios, and voluntarily waived the amounts set forth below with respect to each such period:



                                                                FISCAL YEAR-ENDED AUGUST 31,
                                         ------------------------------------------------------------------------
                                                   1998                    1999                     2000
                                         ----------------------      -------------------       ------------------
PORTFOLIO                                   EARNED     WAIVED         EARNED      WAIVED        EARNED    WAIVED
---------                                ----------   ---------      --------    -------       --------   -------
International Equity Portfolio              $50,982    $(50,982)      $53,428   $(53,428)     $66,950    $(66,950)
Capital Growth Portfolio                     78,176     (78,176)       74,744    (74,744)      74,061     (74,061)
Growth and Income Portfolio                 107,568    (107,568)      117,969    (78,364)     101,837     (79,079)
Asset Allocation Portfolio                   42,474     (42,474)       50,452    (50,452)      50,176     (50,176)
U.S. Government Income Portfolio             27,037     (27,037)       33,422    (33,422)      29,248     (29,248)
Money Market Portfolio                        8,742      (8,742)        9,736     (9,736)      10,038     (10,038)

                                  ADMINISTRATOR

       Pursuant to an Administration Agreement (the "Administration Agreement"), Chase is the administrator of each Portfolio. Chase provides certain administrative services to the Portfolios, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Portfolios' independent contractors and agents; preparation for signature by an officer of the Trust and Portfolios of all documents required to be filed for compliance by the Trust and Portfolios with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Portfolios and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Portfolios, the determination of investment policy, or for any matter pertaining to the distribution of Portfolio shares.

        Under the Administration Agreement, Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Portfolio on 60 days' written notice when authorized either by a majority vote of such Portfolio's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Portfolios, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Portfolios, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

        In addition, the Administration Agreement provides that, in the event the operating expenses of any Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Portfolio imposed by the securities laws or regulations thereunder of any state in which the shares of such Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year; and if such amounts should exceed the monthly fee, Chase shall pay to such Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

        In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Portfolio a fee computed daily and paid monthly at an annual rate equal to 0.05% of each of the Portfolio's average daily net assets, on an annualized basis for the Portfolio's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Portfolio on a month-to-month basis.

                          SUB-ADMINISTRATION AGREEMENT

        The Trust has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with Vista Fund Distributors, Inc. ("VFD"), pursuant to which VFD provides certain administration services, including providing officers, clerical staff and office space. VFD is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Sub-Administration Agreement provides that the Trust will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements. The Trust pays for all of the expenses for qualification of the shares of each Portfolio for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Sub-Administration Agreement, VFD provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space.

        The Sub-Administration Agreement is currently in effect until November, 1997, and will continue in effect thereafter with respect to each Portfolio only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Portfolio's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Sub-Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Sub-Administration Agreement is terminable without penalty by the Trust on behalf of each Portfolio on 60 days' written notice when authorized either by a majority vote of such Portfolio's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by VFD on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Sub-Administration Agreement also provides that neither VFD nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Sub-Administration Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

        In the event the operating expenses of any Portfolio, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Portfolio imposed by the securities laws or regulations thereunder of any state in which the shares of such Portfolio are qualified for sale, as such limitations may be raised or lowered from time to time, VFD shall reduce its sub-administration fee with respect to such Portfolio (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by VFD shall be deducted from the monthly sub-administration fee otherwise payable with respect to such Portfolio during such fiscal year; and if such amounts should exceed the monthly fee, VFD shall pay to such Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

        In consideration of the sub-administration services provided by VFD pursuant to the Sub-Administration Agreement, VFD receives an annual fee, payable monthly, of .15% of the net assets of each Portfolio. VFD may voluntarily waive a portion of the fees payable to it under the Sub-Administration Agreement with respect to each Portfolio on a month-to-month basis.


        For the fiscal years ended August 31, 1998, 1999 and 2000, Chase and VFD earned the following administration fees and sub-administration fees and voluntarily waived the amounts set forth below with respect to each such period:



                                                            FISCAL YEAR-ENDED AUGUST 31,
                                          ------------------------------------------------------------
                                                   1998                1999                  2000
                                          -------------------    -----------------  ------------------
PORTFOLIO                                  EARNED    WAIVED      EARNED   WAIVED     EARNED   WAIVED
---------                                 -------- ----------    ------   --------  -------   --------

International Equity Portfolio            $12,755  $ (9,566)    $13,358  $(13,358)  $16,737  $(16,737)
Capital Growth Portfolio                   26,059   (19,543)     24,915   (24,915)   24,687   (22,122)
Growth and Income Portfolio                35,856   (26,892)     39,322    (6,001)   33,946        --
Asset Allocation Portfolio                 15,445   (11,584)     18,346   (18,346)   18,246   (18,246)
U.S. Government Income Portfolio           10,815    (8,111)     13,369   (13,369)   11,699   (11,699)
Money Market Portfolio                      6,979    (5,231)      7,789    (7,789)    8,031    (8,031)



        In addition, certain expenses were borne by the Sub-Administrator for each Porfolio for the fiscal years ended August 31, 1998, 1999 and 2000 as set forth below:



                                             FISCAL YEAR-ENDED AUGUST 31,
                                        -------------------------------------
                                          1998          1999           2000
                                        --------       --------       -------
International Equity Portfolio          $60,623        $75,990        $42,984
Asset Allocation Portfolio               24,089         27,218         50,428
U.S. Government Income Portfolio         26,673         31,544         56,641
Money Market Portfolio                   43,771         49,985         60,181


                          TRANSFER AGENT AND CUSTODIAN

        The Trust has entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105. Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Portfolio for which Chase receives compensation as is from time to time agreed upon by the Trust and the Custodian. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Portfolio. Chase also provides fund accounting services for the income, expenses and shares outstanding for such Portfolios. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245.

                              INDEPENDENT ACCOUNTANTS

        The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 2000, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

        Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Portfolios' distributor or affiliates of the distributor. Chase will not invest any Portfolio assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by any Portfolio. Chase has informed the Portfolios that in making its investment decisions, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Portfolios should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                            GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

        Mutual Fund Variable Annuity Trust is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1994. The Trust currently consists of six Portfolios of shares of beneficial interest (par value $0.001 per share). The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. To the extent required by applicable law, shares of the Portfolios held by Accounts will be voted at meetings of the shareholders of the Trust in accordance with instructions received from persons having the voting interest in the Portfolios. Shares for which no instructions have been received will be voted in the same proportion as shares for which instructions have been received. The Trust does not hold regular meetings of shareholders.

        The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each Portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid-and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

        Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

        The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with the personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                               PRINCIPAL HOLDERS

        As of November 1, 1999, 100% of each of the Portfolios were beneficially owned by Variable Annuity Account Two, a separate account of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company.

                              FINANCIAL STATEMENTS

        The Annual Report to Shareholders of each Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year-ended August 31, 2000 contained therein, are incorporated by reference.

                                    APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES

        FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

        MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

        FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

        FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

        FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. Government.

        GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

        FHLMC CERTIFICATES and FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

        GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

        NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

        PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

        SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

        WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

        FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

        FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

        STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

        D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

        EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

        In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

        Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS*

        The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                           DESCRIPTION OF MOODY'S
                      FOUR HIGHEST MUNICIPAL BOND RATINGS:

        Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS
                         OF STATE AND MUNICIPAL NOTES:

        Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

        MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

        MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

        MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
--------------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                   DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST
                           MUNICIPAL BOND RATINGS:
-----------
AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
-----------
AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.
-----------
A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
----------
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
----------
Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                   DESCRIPTION OF STANDARD & POOR'S RATINGS OF
                  MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS:

        A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

        --Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

        --Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

        Note rating symbols are as follows:

        SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        SP-2--Satisfactory capacity to pay principal and interest.

        SP-3--Speculative capacity to pay principal and interest.

        Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

        The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                        DESCRIPTION OF STANDARD & POOR'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS:

        A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.



        A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                             DESCRIPTION OF MOODY'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS:

        Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

        ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

        ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES
                           AND TAX-EXEMPT DEMAND BONDS

                             MUNICIPAL BOND RATINGS

        The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

        AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

        AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

        A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

        Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                               SHORT-TERM RATINGS

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

        F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

        F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                           PART C.  OTHER INFORMATION


ITEM 23.  Exhibits












Exhibit
Number
---------
1        Declaration of Trust. (1)
2        By-laws. (1)
3        None.
4(a)     Form of Investment Advisory Agreement. (4)
4(b)     Form of Sub-Advisory Agreement (4)
4(c)     Form of Sub-Advisory Agreement (4)
5        None.
6        None.
7        Form of Custodian Agreement. (2)
8(a)     Form of Transfer Agency Agreement. (3)
8(b)     Form of Administration Agreement. (4)
8(c)     Form of Sub-Administration Agreement. (2)
9        Opinion and Consent of Counsel as to Legality of Securities Being Registered. (2)
10       Consent of Price Waterhouse LLP (5)
11       Financial statements:
         In Part B: Financial Statements and the Reports thereon
         for the Portfolios filed herein are incorporated by
         reference into Part B as part of the 2000 Annual Reports
         to Shareholders for such Portfolios as filed with the
         Securities and Exchange Commission by Mutual Fund Variable
         Annuity Trust on Form N-30D/A on October 24, 2000,
         accession number 0000950146-00-000454, which are
         incorporated into Part B by reference.
12       None.
13       None.
14       None.
15       None.
99(a)    Powers of attorney for: Fergus Reid, III, H. Richard Vartabedian,
         William J. Armstrong, John R.H. Blum, Stuart W. Cragin, Jr.,
         Joseph J. Harkins, Richard E. Ten Haken, Irving L. Thode,
         W. Perry Neff, Roland R. Eppley, Jr., W.D. MacCallan. (6)
99(b)    Powers of Attorney for: Sarah E. Jones and Leonard M.
         Spalding, Jr.  (7)
----------------------------


(1) Filed as an exhibit to the Registration Statement on Form N-1A of the Registrant (File No. 33-81712) as filed with the Securities and Exchange Commission on July 18, 1994.
(2) Filed as an exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 22, 1994.
(3) Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on September 29, 1995.
(4) Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on October 30, 1996.
(5)      Filed herewith.
(6) Incorporated by reference to Amendment No. 7 to the Registration Statement on Form N-1A of Mutual Fund Trust (File No. 33-75270) as filed with the Securities and Exchange Commission on September 6, 1996.
(7) Incorporated by reference to Amendment No. 10 to the Registration Statement on Form N-1A of Mutual Fund Trust (File No. 33-75270) as filed with the Securities and Exchange Commission on October 28, 1997.


ITEM 24.  Persons Controlled by or Under Common
          Control with Registrant


          Not applicable

ITEM 25.  Number of Holders of Securities





                                                            Number of Record
                                                             Holders as of
       Title of Series                                      November 30, 2000
       ---------------                                     ------------------
International Equity Portfolio                                    2
Capital Growth Portfolio                                          2
Growth and Income Portfolio                                       2
Asset Allocation Portfolio                                        2
U.S. Government Income Portfolio                                  2
Money Market Portfolio                                            2




ITEM 26.  Indemnification


         Reference is hereby made to Article V of the Registrant's Declaration of Trust.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

         Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



ITEM 27(a).  Business and Other Connections of Investment Adviser


         The Chase Manhattan Bank (the "Adviser") is a commercial bank providing a wide range of banking and investment services.

         To the knowledge of the Registrant, none of the Directors or executive officers of the Adviser, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the Adviser also hold or have held various positions with bank and non-bank affiliates of the Adviser, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.


                                                                                Principal Occupation or Other
                                       Position with                            Employment of a Substantial
Name                                   the Adviser                              Nature During Past Two Years
----                                   -------------                            -----------------------------
Thomas G. Labreque                     President and Chief Operating Officer    Chairman, Chief Executive Officer
                                       and Director                             and a Director of The Chase
                                                                                Manhattan Corporation and a Director
                                                                                of AMAX, Inc.

M. Anthony Burns                       Director                                 Chairman of the Board, President
                                                                                and Chief Executive Officer of
                                                                                Ryder System, Inc.

H. Laurance Fuller                     Director                                 Chairman, President, Chief
                                                                                Executive Officer and Director of
                                                                                Amoco Corporation and Director of
                                                                                Abbott Laboratories

Henry B. Schacht                       Director                                 Chairman and Chief Executive
                                                                                Officer of Cummins Engine
                                                                                Company, Inc. and a Director of
                                                                                each of American Telephone and
                                                                                Telegraph Company and CBS Inc.

William H. Gray III                    Director                                 President and Chief Executive
                                                                                Officer of the United Negro College
                                                                                Fund, Inc.

Frank A. Bennack, Jr.                  Director                                 President and Chief Executive Officer
                                                                                The Hearst Corporation

Susan V. Berresford                    Director                                 President, The Ford Foundation


Melvin R. Goodes                       Director                                 Chairman of the Board and Chief Executive
                                                                                Officer, The Warner-Lambert Company

George V. Grune                        Director                                 Retired Chairman and Chief Executive
                                                                                Officer, The Reader's Digest Association,
                                                                                Inc.; Chairman, The DeWitt Wallace-
                                                                                Reader's Digest Fund; The Lila-Wallace
                                                                                Reader's Digest Fund

William B. Harrison, Jr.               Vice Chairman of the Board

Harold S. Hook                         Director                                 Chairman and Chief Executive Officer,
                                                                                General Corporation

Helen L. Kaplan                        Director                                 Of Counsel, Skadden, Arps, Slate, Meagher
                                                                                & Flom

Walter V. Shipley                      Chairman of the Board and
                                       Chief Executive Officer

Andrew C. Sigler                       Director                                 Chairman of the Board and Chief
                                                                                Executive Officer, Champion International
                                                                                Corporation

John R. Stafford                       Director                                 Chairman, President and Chief Executive
                                                                                Officer, American Home Products
                                                                                Corporation

Marina v. N. Whitman                   Director                                 Professor of Business Administration and
                                                                                Public Policy, University of Michigan

Item 27(b)


Chase Asset Management ("CAM") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of the CAM, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of the CAM also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                                   Principal Occupation or Other
                      Position with                Employment of a Substantial
Name                  the Sub-Advisor              Nature During Past Two Years
----                  ---------------              -----------------------------
James Zeigon          Chairman and Director        Director of Chase Asset
                                                   Management (London) Limited

Steven Prostano       Executive Vice President     Chief Operating Officer
                      and Chief Operating Officer  and Director of Chase
                                                   Asset Management
                                                   (London) Limited

Mark Richardson       President and Chief          Chief Investment Officer
                      Investment Officer           and Director of Chase
                                                   Asset Management
                                                   (London) Limited


Item 27(c)


        Chase Asset Management (London) Limited ("CAM London") is an Investment Advisor providing investment services to institutional clients.

        To the knowledge of the Registrant, none of the Directors or executive officers of CAM London, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of CAM London also hold or have held various positions with bank and non-bank affiliates of the Advisor, including its parent, The Chase Manhattan Corporation.

                                           Principal Occupation or Other
                     Position with         Employment of a Substantial
Name                 the Sub-Advisor       Nature During Past Two Years
----                 ---------------       -----------------------------
Michael Browne       Director              Fund Manager, The Chase Manhattan
                                           Bank, N.A.; Fund Manager, BZW
                                           Investment Management

David Gordon Ross    Director              Head of Global Fixed Income
                                           Management, Chase Asset
                                           Management, Inc.; Vice President,
                                           The Chase Manhattan Bank, N.A.

Brian Harte          Director              Investment Manager, The Chase
                                           Manhattan Bank, N.A.

Cornelia L. Kiley    Director

James Zeigon         Director              Chairman and Director of Chase
                                           Asset Management, Inc.

Mark Richardson      Chief Investment      Director, President and Chief
                     Officer and Director  Operating Officer of Chase Asset
                                           Management, Inc.

Steve Prostano       Chief Operating       Director, Executive Vice President
                     Officer and           and Chief Operating Officer of Chase
                     Director              Asset Management, Inc.

ITEM 28.  Principal Underwriters


                 (a)  Not Applicable.

                 (b)  Not Applicable.

                 (c)  Not Applicable.


ITEM 29.  Location of Accounts and Records


          The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:


         Name                                                                Address
         ----                                                                -------
The Chase Manhattan Bank                                            270 Park Avenue,
                                                                    New York, NY 10017

Chase Asset Management, Inc.                                        1211 Avenue of the Americas,
                                                                    New York, NY 10036

Chase Asset Management, Ltd. (London)                               Colvile House
                                                                    32 Curzon Street
                                                                    London, England W1Y8AL

Chase Manhattan Bank                                                One Chase Square
 (administrator)                                                    Rochester, NY 14363

Vista Fund Distributors, Inc. a wholly-owned                        One Chase Manhattan
subsidiary of BISYS Fund Services, Inc. (sub-administrator)         Plaza, Third Floor
                                                                    New York, NY 10081


ITEM 30.  Management Services


          Not applicable


ITEM 31.  Undertakings


          Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has certified that it meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of December, 2000.



                                               MUTUAL FUND VARIABLE
                                               ANNUITY TRUST
                                               By /s/ H. Richard Vartabedian
                                               -----------------------------
                                               H. Richard Vartabedian
                                               President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



               *                       Chairman and Trustee    December 28,2000
--------------------------------
   Fergus Reid, III

               *                       Trustee                 December 28,2000
--------------------------------
   William J. Armstrong

               *                       Trustee                 December 28,2000
--------------------------------
   John R.H. Blum

               *                       Trustee                 December 28,2000
--------------------------------
   Joseph J. Harkins

               *                       Trustee                 December 28,2000
--------------------------------
   Richard E. Ten Haken

/s/ H. Richard Vartabedian             Trustee                 December 28,2000
--------------------------------
   H. Richard Vartebedian

               *                       Trustee                 December 28,2000
--------------------------------
   Irving L. Thode

               *                       Trustee                 December 28,2000
--------------------------------
   Stuart W. Cragin

               *                       Trustee                 December 28,2000
--------------------------------
   W. Perry Neff

               *                       Trustee                 December 28,2000
--------------------------------
   Roland R. Eppley

               *                       Trustee                 December 28,2000
--------------------------------
   W. D. McCallan

/s/ Martin R. Dean                     Treasurer and           December 28,2000
--------------------------------       Principal Financial
   Martin R. Dean                      Officer

               *                       Trustee                 December 28,2000
--------------------------------
   Sarah E. Jones

               *                       Trustee                 December 28,2000
--------------------------------
   Leonard M. Spalding


/s/  H. Richard Vartebedian            Attorney-in-Fact        December 28,2000
--------------------------------
     H. Richard Vartebedian